UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04443

Eaton Vance Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

March 31

Date of Fiscal Year End

March 31, 2016

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Floating-Rate Municipal

Income Fund

Annual Report

March 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report March 31, 2016

Eaton Vance

Floating-Rate Municipal Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	20

Federal Tax Information	21

Management and Organization	22

Important Notices	25

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

In the early months of the fiscal year that began on April 1, 2015, municipal and Treasury rates crept upward as investors believed the Federal Reserve Board (the Fed) was getting closer to a rate hike. From April through June 2015, municipal returns were negative as a flood of new issuance, along with modest outflows from municipal mutual funds, put additional downward pressure on bond prices.

Beginning in July 2015, however, municipal returns turned positive. The following month, China surprised the markets by devaluing its currency. Commodity prices continued to fall, as they had for most of the period, and the Fed decided not to take action at its September meeting. Against this backdrop, many asset classes experienced dramatic volatility for the remainder of the period. But the municipal market, a high quality asset class with a generally improving credit landscape, continued its steady rally despite a Fed rate hike in December. A combination of lower than expected new issue supply and strong inflows into municipal mutual funds in the final quarter of 2015 was an additional tailwind for the asset class.

In January of 2016, the municipal rally accelerated as U.S. equities experienced what was widely reported as their worst-ever start to a new year. The combination of plummeting oil prices and slowing economic growth in China helped drive a global “flight to quality,” with investors fleeing asset classes regarded as risky for the perceived safety of U.S. Treasurys. In addition, falling government interest rates around the world, driven by actions such as quantitative easing in Japan and the European Union, made Treasurys look attractive by comparison. As a result, Treasury prices rallied in the final months of the period, and municipal bonds rallied along with Treasurys. Even the Commonwealth of Puerto Rico’s January 1, 2016 default on various municipal bond and debt service payments, which the market had anticipated for some time, failed to put a dent in the municipal market rally.

For the one-year period as a whole, the yield curve flattened for municipal AAA-rated6 issues, with rates rising in the one to two-year area of the curve and falling throughout the rest of the curve. The best price performance — i.e., greatest declines in rates — occurred in the seven- to 20-year area of the curve.

Fund Performance

For the 12-month period ended March 31, 2016, Eaton Vance Floating-Rate Municipal Income Fund (the Fund) had a total return of –0.46% for Class A shares at net asset value (NAV), underperforming the 0.71% return of the Fund’s benchmark, the Barclays 1 Year Municipal Bond Index (the Index).2

The Fund invests primarily in municipal obligations that are exempt from regular federal income tax and municipal floating-rate obligations or fixed-rate municipal obligations with respect to which the Fund enters into agreements to swap the fixed rate for a floating rate.

For the fiscal year, security selection and an overweight relative to the Index in New Jersey bonds detracted from Fund performance versus the Index, as investor concerns about the state’s credit rating caused New Jersey bonds to underperform the bonds of most other states during the period. The other significant detractor from Fund performance versus the Index was an overweight in floating-rate securities, relative to the Index, during a period when floating-rate municipal bonds underperformed fixed-rate municipal bonds. By prospectus, the Fund must invest at least 80% of its net assets in floating-rate securities, whereas the Index was invested 100% in municipal securities with fixed coupon rates. The Securities Industry and Financial Markets Association interest rate for municipal floating-rate securities — which served as the base rate for a majority of the Fund’s holdings — hovered around 0.01% for most of the quarter before ending the period at 0.40%, resulting in relatively low coupon payments for floating-rate municipal securities compared with fixed-rate issues.

In contrast, Fund performance versus the Index was helped by an overweight in the hospital sector, which benefited from the strong performance of lower-quality, higher-yielding securities during the period. An overweight and security selection in BBB-rated bonds and an overweight and security selection in the electric utility sector also contributed to Fund performance relative to the Index during the one-year period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Performance2,3

Portfolio Managers Craig R. Brandon, CFA and Adam A. Weigold, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/1996	05/29/1992	–0.46%	2.02%	2.37%
Class A with 2.25% Maximum Sales Charge	—	—	–2.72	1.57	2.13
Class I at NAV	08/03/2010	05/29/1992	–0.41	2.18	2.44
Barclays 1 Year Municipal Bond Index	—	—	0.71%	0.84%	2.09%

% Total Annual Operating Expense Ratios[4]		Class A			Class I
Gross				0.66%	0.51%
Net				0.65	0.50

% Distribution Rates/Yields[5]		Class A			Class I
Distribution Rate				0.71%	0.86%
Taxable-Equivalent Distribution Rate				1.25	1.52
SEC 30-day Yield				0.42	0.58
Taxable-Equivalent SEC 30-day Yield				0.74	1.02

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	03/31/2006	$318,270	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Fund Profile

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays 1 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 1-2 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

Effective August 19, 2013, the Fund changed its investment objective and policies. Prior to August 19, 2013, the Fund employed a strategy of investing in fixed-rate bonds with a dollar-weighted average portfolio duration of between three and nine years. Performance prior to August 19, 2013 reflects the Fund’s performance under its former investment objective and policies.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 7/31/16. Without the reimbursement, if applicable, performance would have been lower.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099- DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2015 – March 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period* (10/1/15 – 3/31/16)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,000.90	$3.00	0.60%
Class I	$1,000.00	$1,001.60	$2.25	0.45%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.00	$3.03	0.60%
Class I	$1,000.00	$1,022.80	$2.28	0.45%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2015.

6

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Portfolio of Investments

Tax-Exempt Municipal Securities — 96.4%

Security	Principal Amount (000’s omitted)	Value

Education — 5.9%
Bethlehem, PA, Area School District, 0.737%, 1/1/18 (Put Date), 1/1/30(1)	$2,995	$2,990,627
California Infrastructure and Economic Development Bank, (The Colburn School), 1.40%, 6/1/20 (Put Date), 8/1/37(1)	2,000	2,002,920
West Virginia University, 0.82%, 10/1/19 (Put Date), 10/1/41(1)	4,500	4,468,500

		$9,462,047

Electric Utilities — 12.5%
Beaver County Industrial Development Authority, PA, (FirstEnergy Generation, LLC), 3.50% to 6/1/20 (Put Date), 4/1/41	$1,000	$1,031,500
Beaver County Industrial Development Authority, PA, (FirstEnergy Nuclear Generation, LLC), 3.50% to 6/1/20 (Put Date), 12/1/35	4,050	4,177,575
Energy Northwest Electric Revenue, WA, (Columbia Station), Prerefunded to 7/1/16, 5.00%, 7/1/24	690	697,714
Long Island Power Authority, NY, Electric System Revenue, 0.957%, 11/1/18 (Put Date), 5/1/33(1)	8,000	7,918,080
Ohio Air Quality Development Authority, (FirstEnergy Generation, LLC), 3.10% to 3/1/19 (Put Date), 3/1/23	1,000	1,021,610
Ohio Water Development Authority, (FirstEnergy Nuclear Generation, LLC), 3.00%, 5/15/19	1,500	1,531,890
Oklahoma Municipal Power Authority, 1.09%, 8/1/18 (Put Date), 1/1/23(1)	1,510	1,507,328
Trimble County, KY, (Louisville Gas and Electric Co.), (AMT), 1.35% to 5/1/18 (Put Date), 11/1/27	2,000	2,001,020

		$19,886,717

Escrowed / Prerefunded — 0.2%
Energy Northwest Electric Revenue, WA, (Columbia Station), Prerefunded to 7/1/16, 5.00%, 7/1/24	$310	$313,466

		$313,466

General Obligations — 9.5%
California, 1.15%, 5/1/17(1)	$1,100	$1,102,871
Connecticut, 1.31%, 8/15/20(1)	3,000	3,012,090
Connecticut, 1.64%, 3/1/18 (Put Date), 3/1/19(1)	1,000	999,940
Illinois, 5.00%, 8/1/17	1,000	1,046,100
Illinois, 5.00%, 1/1/18	1,000	1,057,880
Leander, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/17	250	247,912
Manheim Township, PA, School District, 0.698%, 5/1/18 (Put Date), 5/1/25(1)	1,610	1,588,732
Massachusetts, 0.873%, 11/1/18(1)	1,500	1,499,535

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Mississippi, 0.82%, 9/1/17(1)	$2,640	$2,639,868
New York, NY, 0.98%, 8/1/27(1)	2,000	1,995,520

		$15,190,448

Hospital — 23.5%
Allen County, OH, (Mercy Health), 1.04%, 5/1/20 (Put Date), 11/1/35(1)	$1,250	$1,238,187
California Statewide Communities Development Authority, (Kaiser Permanente), 1.24%, 5/1/17 (Put Date), 4/1/52(1)	4,000	4,012,680
Connecticut Health & Educational Facility Authority, (Yale New Haven Health), 0.844%, 7/1/19 (Put Date), 7/1/49(1)	1,435	1,435,875
Fredericksburg Economic Development Authority, VA, (Mary Washington Healthcare), 2.19%, 2/1/17 (Put Date), 8/1/38(1)	7,160	7,204,106
Gainesville and Hall County Hospital Authority, GA, (Northeast Georgia Health System, Inc.), 1.24%, 2/18/20 (Put Date), 8/15/35(1)	8,000	7,931,120
Geisinger Authority, PA, (Geisinger Health System Foundation), 1.361%, 6/1/24 (Put Date), 6/1/28(1)	2,000	2,008,900
Gregg County Health Facilities Development Corp., TX, (Good Shepherd Health System Obligated Group), 4.207%, 3/1/17 (Put Date), 10/1/29(1) (2)	1,245	1,254,636
Harris County Cultural Education Facilities Finance Corp., TX, (Memorial Hermann Health System), 0.87%, 12/1/19 (Put Date), 12/1/42(1)	3,000	2,968,950
Maryland Health and Higher Educational Facilities Authority, (Johns Hopkins Health System), 1.444%, 11/15/16 (Put Date), 5/15/42(1)	3,000	3,008,070
Massachusetts Development Finance Agency, (Partners HealthCare System), 0.84%, 1/30/18 (Put Date), 7/1/38(1)	1,980	1,974,456
New York Dormitory Authority, (North Shore-Long Island Jewish Obligated Group), 1.143%, 5/1/18(1)	780	780,008
North Carolina Medical Care Commission, (Wake Forest Baptist System), 1.14%, 12/1/17 (Put Date), 12/1/33(1)	2,225	2,216,345
Oregon Facilities Authority, (Providence Health and Services), 1.17%, 10/1/17 (Put Date), 10/1/20(1)	1,500	1,499,970

		$37,533,303

Industrial Development Revenue — 9.8%
Miami-Dade County, FL, Industrial Development Authority, (Waste Management, Inc.), 2.125% to 11/1/19 (Put Date), 11/1/41	$2,000	$2,025,920
New Hampshire Business Finance Authority, (Casella Waste Systems, Inc.), (AMT), 4.00% to 10/1/19 (Put Date), 4/1/29(2)	165	169,917
Oregon, (LOC: Georgia-Pacific LLC), (AMT), 0.58%, 12/1/25(3)	5,000	5,000,000

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue (continued)
Sussex County, VA, Industrial Development Authority, (Atlantic Waste Disposal, Inc.), (AMT), 2.375% to 5/1/19 (Put Date), 6/1/28	$1,500	$1,536,660
Whiting, IN, (BP Products North America, Inc.), (AMT), 1.04%, 12/2/19 (Put Date), 12/1/44(1)	7,000	6,826,960

		$15,559,457

Insured – General Obligations — 0.6%
Philadelphia, PA, (AGC), 5.50%, 7/15/16	$1,000	$1,014,030

		$1,014,030

Lease Revenue / Certificates of Participation — 2.8%
New Jersey Economic Development Authority, (School Facilities Construction), 1.02%, 2/1/17(1)	$2,725	$2,704,726
New Jersey Economic Development Authority, (School Facilities Construction), 1.84%, 9/1/27(1)	2,000	1,786,840

		$4,491,566

Other Revenue — 8.9%
Lancaster, OH, Port Authority, 1.014%, 8/1/19 (Put Date), 5/1/38(1)	$4,105	$4,102,332
New Jersey Economic Development Authority, (School Facilities Construction), 1.30%, 2/1/17(1)	2,230	2,207,856
New Mexico Municipal Energy Acquisition Authority, (SPA: Royal Bank of Canada), 1.044%, 8/1/19 (Put Date), 11/1/39(1)	7,000	6,923,630
Texas Municipal Gas Acquisition and Supply Corp., 0.76%, 9/15/17(1)	1,005	1,004,990

		$14,238,808

Senior Living / Life Care — 0.3%
North Miami, FL, (Imperial Club), 6.125%, 1/1/42(4)	$590	$421,832

		$421,832

Special Tax Revenue — 1.7%
Louisiana, Gasoline and Fuels Tax Revenue, 0.777%, 5/1/17 (Put Date), 5/1/43(1)	$2,500	$2,498,150
New River Community Development District, FL, (Capital Improvements), 5.00%, 5/1/13(5)	35	0
New River Community Development District, FL, (Capital Improvements), Series 2010A-2, 5.75%, 5/1/38	60	59,994
Poinciana West, FL, West Community Development District, 5.875%, 5/1/22	100	101,762
Sterling Hill Community Development District, FL, (Capital Improvements), 5.10%, 5/1/11(5)	20	0

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
Sterling Hill Community Development District, FL, (Capital Improvements), 5.50%, 11/1/10(5)	$95	$66,487

		$2,726,393

Student Loan — 1.0%
New Jersey Higher Education Assistance Authority, 5.00%, 6/1/16	$1,500	$1,510,785

		$1,510,785

Transportation — 17.8%
Harris County, TX, Toll Road Revenue, 1.10%, 8/15/18 (Put Date), 8/15/21(1)	$1,500	$1,495,620
Metropolitan Transportation Authority, NY, 0.774%, 11/1/18 (Put Date), 11/1/26(1)	1,500	1,479,600
Metropolitan Transportation Authority, NY, 0.87%, 6/1/20 (Put Date), 11/15/39(1)	3,000	2,967,030
Metropolitan Transportation Authority, NY, 1.124%, 11/1/17(1)	1,700	1,697,807
New Jersey Transportation Trust Fund Authority, (Transportation Program), 1.29%, 12/15/19 (Put Date), 6/15/34(1)	9,500	9,232,860
New Jersey Turnpike Authority, 0.864%, 1/1/18 (Put Date), 1/1/24(1)	1,000	998,390
North Texas Tollway Authority, 0.96%, 1/1/20 (Put Date), 1/1/38(1)	8,000	7,867,760
Pennsylvania Turnpike Commission, 1.28%, 12/1/20(1)	215	213,848
Pennsylvania Turnpike Commission, 1.56%, 12/1/20(1)	2,450	2,472,393

		$28,425,308

Water and Sewer — 1.9%
North Penn Water Authority, PA, 0.794%, 11/1/19 (Put Date), 11/1/24(1)	$3,000	$2,975,310

		$2,975,310

Total Tax-Exempt Municipal Securities — 96.4% (identified cost $154,958,925)		$153,749,470

Taxable Municipal Securities — 1.2%

Security	Principal Amount (000’s omitted)	Value

Hospital — 1.2%
California Statewide Communities Development Authority, (Loma Linda University Medical Center), 2.75%, 12/1/16	$2,000	$1,999,160

Total Taxable Municipal Securities — 1.2% (identified cost $2,000,000)		$1,999,160

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Portfolio of Investments — continued

Institutional MuniFund Term Preferred Shares — 1.3%

Security	Shares	Value

Nuveen Texas Quality Income Municipal Fund, (AMT), 0.92%, 11/1/18(2) (6)	400	$2,011,440

Total Institutional MuniFund Term Preferred Shares — 1.3% (identified cost $2,000,000)		$2,011,440

Total Investments — 98.9% (identified cost $158,958,925)		$157,760,070

Other Assets, Less Liabilities — 1.1%		$1,682,271

Net Assets — 100.0%		$159,442,341

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At March 31, 2016, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Pennsylvania	11.6%
New Jersey	11.6%
Texas	10.6%
New York	10.6%
Others, representing less than 10% individually	54.5%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2016, 0.6% of total investments are backed by bond insurance of a financial guaranty assurance agency.

(1)	Floating-rate security. The stated interest rate represents the rate in effect at March 31, 2016.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2016, the aggregate value of these securities is $3,435,993 or 2.2% of the Fund’s net assets.

(3)

Variable rate demand obligation that may be tendered at par on any day for payment the lesser of 5 business days or 7 calendar days. The stated interest rate, which generally resets weekly, represents the rate in effect at March 31, 2016.

(4)	Security is in default and making only partial interest payments.

(5)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal.

(6)	Variable rate security. The stated dividend rate represents the rate in effect at March 31, 2016. Maturity date represents the mandatory redemption date. Each share represents $5,000 par value.

Abbreviations:

AGC	–	Assured Guaranty Corp.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
LOC	–	Letter of Credit
PSF	–	Permanent School Fund
SPA	–	Standby Bond Purchase Agreement

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Statement of Assets and Liabilities

Assets	March 31, 2016
Investments, at value (identified cost, $158,958,925)	$157,760,070
Cash	2,531,149
Interest receivable	373,748
Receivable for investments sold	425,000
Receivable for Fund shares sold	56,868
Total assets	$161,146,835

Liabilities
Payable for Fund shares redeemed	$1,518,078
Distributions payable	45,809
Payable to affiliates:
Investment adviser fee	46,927
Distribution and service fees	16,580
Accrued expenses	77,100
Total liabilities	$1,704,494
Net Assets	$159,442,341

Sources of Net Assets
Paid-in capital	$160,608,990
Accumulated net realized gain	3,817
Accumulated undistributed net investment income	28,389
Net unrealized depreciation	(1,198,855)
Net Assets	$159,442,341

Class A Shares
Net Assets	$129,592,984
Shares Outstanding	13,225,392
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.80
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$10.03

Class I Shares
Net Assets	$29,849,357
Shares Outstanding	3,044,697
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.80

On sales of $100,000 or more, the offering price of Class A shares is reduced.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Statement of Operations

Investment Income	Year Ended March 31, 2016
Interest	$1,898,580
Dividends	18,215
Total investment income	$1,916,795

Expenses
Investment adviser fee	$560,538
Distribution and service fees
Class A	199,824
Trustees’ fees and expenses	9,886
Custodian fee	50,683
Transfer and dividend disbursing agent fees	29,956
Legal and accounting services	47,863
Printing and postage	12,083
Registration fees	31,307
Miscellaneous	24,069
Total expenses	$966,209
Deduct —
Reduction of custodian fee	$366
Total expense reductions	$366

Net expenses	$965,843

Net investment income	$950,952

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$588
Net realized gain	$588
Change in unrealized appreciation (depreciation) —
Investments	$(1,756,848)
Net change in unrealized appreciation (depreciation)	$(1,756,848)

Net realized and unrealized loss	$(1,756,260)

Net decrease in net assets from operations	$(805,308)

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Statements of Changes in Net Assets

	Year Ended March 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$950,952	$543,964
Net realized gain from investment transactions	588	29,947
Net change in unrealized appreciation (depreciation) from investments	(1,756,848)	65,775
Net increase (decrease) in net assets from operations	$(805,308)	$639,686
Distributions to shareholders —
From net investment income
Class A	$(721,131)	$(379,144)
Class I	(235,509)	(147,817)
From net realized gain
Class A	(13,405)	(278,696)
Class I	(3,367)	(81,161)
Total distributions to shareholders	$(973,412)	$(886,818)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$19,007,949	$111,555,859
Class I	29,110,340	82,154,798
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	361,168	380,331
Class I	164,614	186,232
Cost of shares redeemed
Class A	(29,890,669)	(25,890,127)
Class I	(33,327,464)	(53,623,787)
Net increase (decrease) in net assets from Fund share transactions	$(14,574,062)	$114,763,306

Net increase (decrease) in net assets	$(16,352,782)	$114,516,174

Net Assets
At beginning of year	$175,795,123	$61,278,949
At end of year	$159,442,341	$175,795,123

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$28,389	$(13,561)

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Financial Highlights

	Class A
	Year Ended March 31,
	2016	2015		2014		2013	2012
Net asset value — Beginning of year	$9.900	$9.900		$10.420		$10.270	$9.730

Income (Loss) From Operations
Net investment income(1)	$0.053	$0.039		$0.166		$0.314	$0.341
Net realized and unrealized gain (loss)	(0.099)	0.022		(0.511)		0.144	0.535

Total income (loss) from operations	$(0.046)	$0.061		$(0.345)		$0.458	$0.876

Less Distributions
From net investment income	$(0.053)	$(0.041)		$(0.175)		$(0.308)	$(0.336)
From net realized gain	(0.001)	(0.020)		—		—	—

Total distributions	$(0.054)	$(0.061)		$(0.175)		$(0.308)	$(0.336)

Net asset value — End of year	$9.800	$9.900		$9.900		$10.420	$10.270

Total Return(2)	(0.46)%	0.62%		(3.33)%		4.49%	9.13%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$129,593	$141,537		$55,713		$50,528	$48,354
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.61%	0.65	%(4)	0.72	%(4)	0.86%	0.89%
Net investment income	0.54%	0.40%		1.66%		3.01%	3.37%
Portfolio Turnover	7%	103%		115%		32%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.01% and 0.11% of average daily net assets for the years ended March 31, 2015 and 2014, respectively). Absent these reimbursements, total return would be lower.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Financial Highlights — continued

	Class I
	Year Ended March 31,
	2016	2015		2014		2013	2012
Net asset value — Beginning of year	$9.910	$9.910		$10.430		$10.270	$9.730

Income (Loss) From Operations
Net investment income(1)	$0.067	$0.052		$0.183		$0.323	$0.351
Net realized and unrealized gain (loss)	(0.108)	0.024		(0.512)		0.161	0.540

Total income (loss) from operations	$(0.041)	$0.076		$(0.329)		$0.484	$0.891

Less Distributions
From net investment income	$(0.068)	$(0.056)		$(0.191)		$(0.324)	$(0.351)
From net realized gain	(0.001)	(0.020)		—		—	—

Total distributions	$(0.069)	$(0.076)		$(0.191)		$(0.324)	$(0.351)

Net asset value — End of year	$9.800	$9.910		$9.910		$10.430	$10.270

Total Return(2)	(0.41)%	0.77%		(3.17)%		4.74%	9.29%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$29,849	$34,258		$5,566		$4,148	$1,026
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.46%	0.50	%(4)	0.57	%(4)	0.71%	0.73%
Net investment income	0.69%	0.53%		1.82%		3.09%	3.44%
Portfolio Turnover	7%	103%		115%		32%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.01% and 0.11% of average daily net assets for the years ended March 31, 2015 and 2014, respectively). Absent these reimbursements, total return would be lower.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Municipal Income Fund (the Fund) is a diversified series of Eaton Vance Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide current income exempt from regular federal income tax. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Institutional MuniFund Term Preferred Shares. Institutional MuniFund Term Preferred Shares are valued in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividends on Institutional MuniFund Term Preferred Shares are accrued daily based on rates that reset weekly.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends.

As of March 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

15

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Notes to Financial Statements — continued

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2016 and March 31, 2015 was as follows:

	Year Ended March 31,
	2016	2015

Distributions declared from:
Tax-exempt income	$887,864	$515,665
Ordinary income	$80,256	$11,296
Long-term capital gains	$5,292	$359,857

During the year ended March 31, 2016, accumulated net realized gain was decreased by $51,140, accumulated distributions in excess of net investment income was decreased by $47,638 and paid-in capital was increased by $3,502 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for premium amortization, accretion of market discount and dividend redesignations. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of March 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$82,698
Net unrealized depreciation	$(1,203,538)
Other temporary differences	$(45,809)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, the timing of recognizing distributions to shareholders, premium amortization, accretion of market discount, defaulted bond interest and expenditures on defaulted bonds.

16

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at March 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$158,963,608

Gross unrealized appreciation	$326,817
Gross unrealized depreciation	(1,530,355)

Net unrealized depreciation	$(1,203,538)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) and is payable monthly. The annual asset rate and daily income rate are 0.30% and 3.00%, respectively, on average daily net assets of up to $500 million and at reduced rates on daily net assets of $500 million or more. For the year ended March 31, 2016, the investment adviser fee amounted to $560,538 or 0.34% of the Fund’s average daily net assets. BMR has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.65% and 0.50% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after July 31, 2016. Pursuant to this agreement, BMR was allocated none of the Fund’s operating expenses for the year ended March 31, 2016.

EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended March 31, 2016, EVM earned $1,306 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Class A shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.15% per annum of its average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended March 31, 2016 amounted to $199,824 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

Prior to September 30, 2015, Class A shares may have been subject to a 0.75% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Effective September 30, 2015, the CDSC on Class A shares was eliminated. Generally, the CDSC was based upon the lower of the net asset value at date of redemption or date of purchase. No charge was levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended March 31, 2016, the Fund was informed that EVD received approximately $28,000 of CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $10,750,000 and $28,815,107, respectively, for the year ended March 31, 2016.

17

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended March 31,
Class A	2016	2015

Sales	1,934,825	11,242,851
Issued to shareholders electing to receive payments of distributions in Fund shares	36,767	38,372
Redemptions	(3,040,918)	(2,611,950)

Net increase (decrease)	(1,069,326)	8,669,273

	Year Ended March 31,
Class I	2016	2015

Sales	2,956,486	8,284,472
Issued to shareholders electing to receive payments of distributions in Fund shares	16,751	18,783
Redemptions	(3,386,940)	(5,406,520)

Net increase (decrease)	(413,703)	2,896,735

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended March 31, 2016.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2016, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$153,749,470	$—	$153,749,470
Taxable Municipal Securities	—	1,999,160	—	1,999,160
Institutional MuniFund Term Preferred Shares	—	2,011,440	—	2,011,440

Total Investments	$—	$157,760,070	$—	$157,760,070

18

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Notes to Financial Statements — continued

The Fund held no investments or other financial instruments as of March 31, 2015 whose fair value was determined using Level 3 inputs. At March 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

19

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Investment Trust and Shareholders of Eaton Vance Floating-Rate Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Investment Trust), including the portfolio of investments, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Municipal Income Fund as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 18, 2016

20

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends.  For the fiscal year ended March 31, 2016, the Fund designates 93.00% of distributions from net investment income as an exempt-interest dividend.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended March 31, 2016, $6,909 or, if subsequently determined to be different, the net capital gain of such year.

21

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

22

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Vice-Chairperson of the Board and Trustee	2016 (Vice-Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Trustee	2007 (Chairperson) and 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

23

Eaton Vance

Floating-Rate Municipal Income Fund

March 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

24

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

25

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

14727 3.31.16

Eaton Vance

National Limited Maturity Municipal Income Fund

Annual Report

March 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report March 31, 2016

Eaton Vance

National Limited Maturity Municipal Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	28

Federal Tax Information	29

Management and Organization	30

Important Notices	33

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

In the early months of the fiscal year that began on April 1, 2015, municipal and Treasury rates crept upward as investors believed the Federal Reserve Board (the Fed) was getting closer to a rate hike. From April through June 2015, municipal returns were negative as a flood of new issuance, along with modest outflows from municipal mutual funds, put additional downward pressure on bond prices.

Beginning in July 2015, however, municipal returns turned positive. The following month, China surprised the markets by devaluing its currency. Commodity prices continued to fall, as they had for most of the period, and the Fed decided not to take action at its September meeting. Against this backdrop, many asset classes experienced dramatic volatility for the remainder of the period. But the municipal market, a high quality asset class with a generally improving credit landscape, continued its steady rally despite a Fed rate hike in December. A combination of lower than expected new issue supply and strong inflows into municipal mutual funds in the final quarter of 2015 was an additional tailwind for the asset class.

In January of 2016, the municipal rally accelerated as U.S. equities experienced what was widely reported as their worst-ever start to a new year. The combination of plummeting oil prices and slowing economic growth in China helped drive a global “flight to quality,” with investors fleeing asset classes regarded as risky for the perceived safety of U.S. Treasurys. In addition, falling government interest rates around the world, driven by actions such as quantitative easing in Japan and the European Union, made Treasurys look attractive by comparison. As a result, Treasury prices rallied in the final months of the period, and municipal bonds rallied along with Treasurys. Even the Commonwealth of Puerto Rico’s January 1, 2016 default on various municipal bond and debt service payments, which the market had anticipated for some time, failed to put a dent in the municipal market rally.

For the one-year period as a whole, the yield curve flattened for municipal AAA-rated6 issues, with rates rising in the one- to two-year area of the curve and falling throughout the rest of the curve. The best price performance — i.e., greatest declines in rates — occurred in the seven- to 20-year area of the curve.

Fund Performance

For the 12-month period ended March 31, 2016, Eaton Vance National Limited Maturity Municipal Income Fund (the Fund) had a total return of 2.79% for Class A shares at net asset value (NAV), underperforming the 3.68% return of the Fund’s benchmark, the Barclays 7 Year Municipal Bond Index (the Index).2

The Fund’s overall strategy is to invest in municipal obligations that are exempt from regular federal income tax. The Fund seeks to maintain a dollar-weighted average portfolio duration7 between three and nine years.

While the Index includes only bonds with maturities of six to eight years, the Fund may invest in individual municipal obligations of any maturity and own some longer-maturity bonds.

Detractors from Fund performance versus the Index during the period included an overweight, relative to the Index, in prerefunded bonds, security selection in the transportation sector and security selection in BBB-rated bonds. Fund holdings in bonds with five or fewer years remaining to maturity, an area of the yield curve that was not represented in the Index but underperformed the six-to eight-year bonds in the Index, detracted from performance relative to the Index as well.

In contrast, contributors to Fund performance versus the Index included an overweight and security selection in the industrial development revenue sector; an overweight in zero-coupon bonds, which were the strongest-performing coupon structure in the Index during the period; and an overweight and security selection in the hospital sector, which benefited from the strong performance of lower-quality, higher-yielding securities during the period. Fund holdings in bonds with 10 to 15 years remaining to maturity, an area of the yield curve that performed strongly but was not represented in the Index, aided performance relative to the Index as well.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Performance2,3

Portfolio Manager Adam A. Weigold, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/1996	05/22/1992	2.79%	4.18%	3.54%
Class A with 2.25% Maximum Sales Charge	—	—	0.52	3.71	3.30
Class B at NAV	05/22/1992	05/22/1992	2.02	3.39	2.77
Class B with 3% Maximum Sales Charge	—	—	–0.97	3.39	2.77
Class C at NAV	12/08/1993	05/22/1992	2.01	3.39	2.77
Class C with 1% Maximum Sales Charge	—	—	1.01	3.39	2.77
Class I at NAV	10/01/2009	05/22/1992	2.94	4.33	3.63
Barclays 7 Year Municipal Bond Index	—	—	3.68%	4.67%	4.99%

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.69%	1.44%	1.44%	0.54%

% Distribution Rates/Yields[5]		Class A	Class B	Class C	Class I
Distribution Rate		2.81%	2.04%	2.05%	2.95%
Taxable-Equivalent Distribution Rate		4.96	3.60	3.62	5.21
SEC 30-day Yield		1.12	0.39	0.40	1.28
Taxable-Equivalent SEC 30-day Yield		1.97	0.69	0.70	2.25

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	03/31/2006	$13,146	N.A.
Class C	$10,000	03/31/2006	$13,150	N.A.
Class I	$250,000	03/31/2006	$357,315	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Fund Profile

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays 7 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 6-8 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.
[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099- DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2015 – March 31, 2016).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period* (10/1/15 – 3/31/16)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,021.70	$3.29	0.65%
Class B	$1,000.00	$1,018.90	$7.07	1.40%
Class C	$1,000.00	$1,018.40	$7.06	1.40%
Class I	$1,000.00	$1,023.50	$2.53	0.50%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.80	$3.29	0.65%
Class B	$1,000.00	$1,018.00	$7.06	1.40%
Class C	$1,000.00	$1,018.00	$7.06	1.40%
Class I	$1,000.00	$1,022.50	$2.53	0.50%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2015.

6

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Portfolio of Investments

Tax-Exempt Municipal Securities — 94.2%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 2.4%
Cuyahoga County, OH, Port Authority, (Garfield Heights), 5.25%, 5/15/23	$120	$120,065
Idaho Bond Bank Authority, 5.00%, 9/15/21	445	489,478
Massachusetts Water Pollution Abatement Trust, 5.00%, 8/1/25	3,000	3,847,320
New York Environmental Facilities Corp., (Water Revenue-Sub-Revolving), 5.00%, 6/15/22	3,130	3,820,353
Ohio Water Development Authority, Water Pollution Control Loan Fund, (Water Quality), 5.25%, 6/1/20	280	328,420
Rhode Island Clean Water Finance Agency, Water Pollution Control, 4.00%, 10/1/20	1,850	2,081,009
Virginia State Resources Authority, Clean Water Revenue, (Revolving Fund), 5.50%, 10/1/19	5,000	5,794,450

		$16,481,095

Education — 4.4%
Allegheny County, PA, Higher Education Building Authority, (Duquesne University), 5.00%, 3/1/25	$100	$118,769
California Educational Facilities Authority, (Claremont McKenna College), 5.00%, 1/1/27	145	155,298
California Educational Facilities Authority, (Loyola Marymount University), 5.00%, 10/1/25	500	559,725
Forest Grove, OR, (Pacific University), Series 2015A, 5.00%, 5/1/22	200	235,504
Forest Grove, OR, (Pacific University), Series 2015A, 5.00%, 5/1/23	400	478,600
Houston Higher Education Finance Corp., TX, (St. John’s School), 5.00%, 9/1/25	1,000	1,175,190
Missouri Health and Educational Facilities Authority, (St. Louis University), 5.50%, 10/1/16	2,555	2,618,594
New Jersey Educational Facilities Authority, (University of Medicine and Dentistry of New Jersey), Prerefunded to 6/1/19, 7.125%, 12/1/23	2,750	3,267,825
New York Dormitory Authority, (Icahn School of Medicine at Mount Sinai), 5.00%, 7/1/23	4,000	4,815,040
New York Dormitory Authority, (Third Generation Resolution), 5.00%, 5/15/26	3,400	4,086,256
Ohio State University, General Receipts, 5.00%, 12/1/23	225	249,291
Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania), Prerefunded to 9/1/20, 5.00%, 9/1/27	1,000	1,161,880
Pennsylvania State University, 5.00%, 3/1/24	1,000	1,107,020
Romeoville, IL, (Lewis University), 5.00%, 10/1/21	500	574,940
Romeoville, IL, (Lewis University), 5.00%, 10/1/22	500	581,810
Union County, PA, Higher Educational Facilities Financing Authority, (Bucknell University), 5.00%, 4/1/28	530	621,038

Security	Principal Amount (000’s omitted)	Value

Education (continued)
University of California, Prerefunded to 5/15/17, 5.00%, 5/15/21	$480	$508,469
University of California, Series Q, 5.00%, 5/15/21	20	21,210
University of Illinois, 0.00%, 4/1/16	1,000	1,000,000
University of Massachusetts Building Authority, 5.00%, 11/1/22	1,750	2,145,272
University of Pittsburgh, 5.50%, 9/15/23	750	851,002
Vermont Educational and Health Buildings Financing Agency, (St. Michael’s College), 5.00%, 10/1/23	1,235	1,445,827
Vermont Educational and Health Buildings Financing Agency, (St. Michael’s College), 5.00%, 10/1/24	675	786,328
Vermont Educational and Health Buildings Financing Agency, (St. Michael’s College), 5.00%, 10/1/26	575	662,987
Washington County, PA, Industrial Development Authority, (Washington & Jefferson College), 5.00%, 11/1/23	1,000	1,125,290

		$30,353,165

Electric Utilities — 8.5%
American Municipal Power-Ohio, Inc., (Meldahl Hydroelectric Project), 5.00%, 2/15/21	$4,235	$4,954,950
Apache County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.50%, 3/1/30	2,390	2,622,643
Beaver County Industrial Development Authority, PA, (FirstEnergy Nuclear Generation, LLC), 3.50% to 6/1/20 (Put Date), 12/1/35	2,000	2,063,000
Chesterfield County, VA, Economic Development Authority, (Virginia Electric and Power Co.), 5.00%, 5/1/23	2,000	2,243,180
Escambia County, FL, (Gulf Power Co.), 2.10% to 4/11/19 (Put Date), 7/1/22	2,250	2,302,222
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), (AMT), 3.25%, 1/1/25	3,000	3,123,000
Mason County, WV, (Appalachian Power Co.), 1.625% to 10/1/18 (Put Date), 10/1/22	2,950	2,968,791
Michigan Strategic Fund, Limited Obligation Revenue, (Detroit Edison Co.), 5.625%, 7/1/20	3,000	3,499,530
Montgomery County Industrial Development Authority, PA, (Exelon Generation Co., LLC), 2.55% to 6/1/20 (Put Date), 6/1/29	1,750	1,780,678
Montgomery County Industrial Development Authority, PA, (Exelon Generation Co., LLC), (AMT), 2.70% to 4/1/20 (Put Date), 10/1/34	1,500	1,516,500
Municipal Electric Authority of Georgia, 5.25%, 1/1/21	2,000	2,365,760
Navajo County Pollution Control Corp., AZ, (Arizona Public Service Co.), 5.75% to 6/1/16 (Put Date), 6/1/34	3,500	3,528,980
Ohio Air Quality Development Authority, (FirstEnergy Generation, LLC), 5.625%, 6/1/18	3,645	3,901,207
Ohio Air Quality Development Authority, (FirstEnergy Generation, LLC), 3.10% to 3/1/19 (Put Date), 3/1/23	1,000	1,021,610

7	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Electric Utilities (continued)
Ohio Air Quality Development Authority, (FirstEnergy Generation, LLC), 3.75% to 12/3/18 (Put Date), 12/1/23	$5,000	$5,164,400
Ohio Water Development Authority, (FirstEnergy Nuclear Generation, LLC), 3.625% to 4/1/20 (Put Date), 10/1/33	1,000	1,040,050
Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.00%, 9/1/29	2,685	2,835,199
Pima County Industrial Development Authority, AZ, (Tucson Electric Power Co.), 4.95%, 10/1/20	5,045	5,701,001
Vernon, CA, Electric System Revenue, 5.125%, 8/1/21	5,895	6,570,803

		$59,203,504

Escrowed / Prerefunded — 6.1%
Bucks County, PA, Prerefunded to 11/1/18, 5.125%, 5/1/21	$500	$554,925
California Educational Facilities Authority, (Claremont McKenna College), Prerefunded to 1/1/18, 5.00%, 1/1/27	355	381,596
California Statewide Communities Development Authority, (Senior Living-Presbyterian Homes), Escrowed to Maturity, 4.50%, 11/15/16(1)	440	450,736
Charleston Educational Excellence Financing Corp., SC, (Charleston County School District), Prerefunded to 12/1/16, 5.00%, 12/1/20	5,265	5,422,634
Chemeketa, OR, Community College District, Prerefunded to 6/15/18, 5.50%, 6/15/22	1,000	1,103,010
Fairfax County, VA, Water Authority, Prerefunded to 4/1/17, 5.00%, 4/1/18	695	725,483
Highlands County, FL, Health Facilities Authority, (Adventist Health System), Escrowed to Maturity, 5.00%, 11/15/16	1,205	1,238,511
Highlands County, FL, Health Facilities Authority, (Adventist Health System), Prerefunded to 11/15/16, 5.125%, 11/15/20	1,860	1,912,917
Highlands County, FL, Health Facilities Authority, (Adventist Health System), Prerefunded to 11/15/16, 5.125%, 11/15/22	2,835	2,915,656
Idaho Bond Bank Authority, Prerefunded to 9/15/18, 5.00%, 9/15/21	675	743,526
Lexington One School Facilities Corp., SC, (Lexington County School District No. 1), Prerefunded to 12/1/16, 5.00%, 12/1/20	2,240	2,306,573
Lexington One School Facilities Corp., SC, (Lexington County School District No. 1), Prerefunded to 12/1/16, 5.00%, 12/1/22	1,945	2,002,805
Massachusetts Development Finance Agency, (Dominion Energy Brayton), Prerefunded to 5/1/19, 5.75%, 12/1/42	3,200	3,676,000
Massachusetts Turnpike Authority, Escrowed to Maturity, 5.00%, 1/1/20	1,840	2,003,024
New York Dormitory Authority, (NYU Hospital Center), Prerefunded to 7/1/17, 5.25%, 7/1/24	1,385	1,450,012
North Carolina Eastern Municipal Power Agency, Escrowed to Maturity, 4.00%, 1/1/18	1,195	1,240,374

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)
Ohio State University, General Receipts, Prerefunded to 12/1/18, 5.00%, 12/1/23	$25	$27,746
Onondaga Civic Development Corp., NY, (St. Joseph’s Hospital Health Center), Prerefunded to 7/1/19, 4.625%, 7/1/22	1,000	1,116,130
Pennsylvania Turnpike Commission, Series 2009D, Prerefunded to 12/1/19, 5.00%, 12/1/22	500	573,770
Rutgers State University, NJ, Series F, Prerefunded to 5/1/19, 5.00%, 5/1/23	1,000	1,123,800
Triborough Bridge and Tunnel Authority, NY, Escrowed to Maturity, 5.50%, 1/1/17	545	565,307
Vernon, CA, Electric System Revenue, Prerefunded to 8/1/19, 5.125%, 8/1/21	2,605	2,847,083
Virginia State Resources Authority, Clean Water Revenue, (Revolving Fund), Prerefunded to 10/1/17, 5.00%, 10/1/19	7,500	7,980,375

		$42,361,993

General Obligations — 12.0%
Beaverton School District 48J, Washington and Multnomah Counties, OR, 5.00%, 6/15/22	$4,000	$4,880,520
Bergen County, NJ, Improvement Authority, (County Administration Complex), 5.00%, 11/15/24	1,100	1,400,597
Bingham and Bonneville Counties, ID, Joint School District No. 93, 5.00%, 9/15/25	630	768,342
California, 5.00%, 12/1/21	6,000	7,234,920
California, 5.00%, 10/1/23	4,000	4,977,560
Chester County, PA, 5.00%, 7/15/28	1,530	1,725,473
Daniel Boone Area School District, PA, 5.00%, 8/15/19	1,000	1,090,140
Franklin Township, NJ, School District, 5.00%, 8/15/22	1,000	1,220,880
Gwinnett County, GA, School District, 5.00%, 2/1/26	2,220	2,823,130
Illinois, 5.00%, 5/1/22	6,000	6,703,980
Kentwood, MI, Public Schools, 4.00%, 5/1/21	465	523,720
Kentwood, MI, Public Schools, 4.00%, 5/1/23	950	1,092,747
Laredo, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/1/21	1,750	1,622,915
Leander, TX, Independent School District, (PSF Guaranteed), 0.00%, 8/15/19	1,385	1,334,835
Maryland State and Local Facilities, Prerefunded to 8/1/17, 5.00%, 8/1/18	7,500	7,931,325
Massachusetts, 5.00%, 8/1/23	7,500	9,322,275
Michigan, 6.00%, 11/1/22	2,985	3,415,795
Millcreek Township, PA, School District, 5.00%, 9/15/21	3,730	4,364,286
Millcreek Township, PA, School District, 5.00%, 9/15/25	500	604,045
Morris County Improvement Authority, NJ, 4.00%, 5/1/22	1,000	1,155,750
Mount Lebanon, PA, School District, 5.00%, 2/15/28	1,280	1,410,074
New York, NY, 5.00%, 8/1/24	2,000	2,481,400
Palo Alto, CA, (Election of 2008), 5.00%, 8/1/28	1,250	1,446,388

8	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Pittsburgh, PA, 5.00%, 9/1/26	$1,000	$1,184,210
Salem-Keizer, School District No. 24J, OR, 0.00%, 6/15/23	13,860	12,132,628

		$82,847,935

Health Care – Miscellaneous — 0.0%(2)
Tax Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.00%, 12/1/36(1)	$15	$15,801

		$15,801

Hospital — 8.1%
Allegheny County, PA, Hospital Development Authority, (University of Pittsburgh Medical Center), 5.00%, 6/15/18	$500	$545,290
Allegheny County, PA, Hospital Development Authority, (University of Pittsburgh Medical Center), 5.00%, 9/1/18	500	548,805
California Municipal Finance Authority, (NorthBay Healthcare Group), Series 2015, 5.00%, 11/1/17	540	566,914
California Municipal Finance Authority, (NorthBay Healthcare Group), Series 2015, 5.00%, 11/1/21	300	342,342
California Municipal Finance Authority, (NorthBay Healthcare Group), Series 2015, 5.00%, 11/1/22	185	214,348
California Statewide Communities Development Authority, (John Muir Health), 5.00%, 7/1/18	500	546,080
California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 4/1/19	500	561,495
Dauphin County, PA, General Authority, (Pinnacle Health System), 5.75%, 6/1/20	6,500	7,409,935
Delaware Health Facilities Authority, (Nanticoke Memorial Hospital, Inc.), 5.00%, 7/1/23	1,000	1,136,400
Florence County, SC, (McLeod Regional Medical Center), 5.00%, 11/1/22	640	777,146
Halifax Hospital Medical Center, FL, 5.00%, 6/1/22	515	607,535
Halifax Hospital Medical Center, FL, 5.00%, 6/1/24	325	389,496
Halifax Hospital Medical Center, FL, 5.00%, 6/1/25	1,380	1,654,261
Hamilton County, OH, (Cincinnati Children’s Hospital Medical Center), 5.00%, 5/15/24	1,250	1,550,900
Hawaii Department of Budget and Finance, (Hawaii Pacific Health Group), 5.00%, 7/1/24	460	553,900
Illinois Finance Authority, (Rush University Medical Center), 5.00%, 11/15/22	2,215	2,665,553
Illinois Finance Authority, (Silver Cross Hospital and Medical Centers), 5.00%, 8/15/20	1,000	1,121,640
Lancaster County, PA, Hospital Authority, (Lancaster General Hospital), Prerefunded to 3/15/17, 5.00%, 3/15/22	635	661,607
Lycoming County Authority, PA, (Susquehanna Health System), 5.10%, 7/1/20	750	836,205

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Massachusetts Health and Educational Facilities Authority, (Lowell General Hospital), 4.75%, 7/1/25	$2,715	$2,911,023
Massachusetts Health and Educational Facilities Authority, (Partners HealthCare System), 5.00%, 7/1/22	1,250	1,404,137
Michigan Finance Authority, (Beaumont Health), 5.00%, 8/1/22	1,500	1,788,870
Monroe County, PA, Hospital Authority, (Pocono Medical Center), 5.00%, 1/1/17	340	349,884
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/20	650	743,171
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/21	760	885,225
New Jersey Health Care Facilities Financing Authority, (Princeton HealthCare System), 5.00%, 7/1/22	1,000	1,185,420
New Jersey Health Care Facilities Financing Authority, (Virtua Health, Inc.), 5.25%, 7/1/17	1,000	1,054,640
New York Dormitory Authority, (NYU Hospitals Center), 5.00%, 7/1/21	1,000	1,181,870
Norfolk, VA, Economic Development Authority, (Bon Secours Health System, Inc.), 5.00%, 11/1/27	2,500	2,922,325
Oklahoma Development Finance Authority, (St. John Health System), 5.00%, 2/15/26	5,000	5,823,700
Orange County, FL, Health Facilities Authority, (Orlando Health, Inc.), 5.125%, 10/1/26	955	1,063,364
Orange County, FL, Health Facilities Authority, (Orlando Health, Inc.), 5.375%, 10/1/23	970	1,101,610
Oregon Facilities Authority, (Providence Health and Services Group), 5.00%, 10/1/24	1,000	1,207,000
Philadelphia Hospitals and Higher Education Facilities Authority, PA, (The Children’s Hospital of Philadelphia), 5.00%, 7/1/32	925	1,059,643
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/17	490	510,923
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/18	490	521,002
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/19	350	377,657
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/20	375	408,458
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/22	500	548,905
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/23	250	274,280
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/24	285	313,352
University of California, (Regents Medical Center), 5.00%, 5/15/22	890	1,080,531
University of Kansas Hospital Authority, 5.00%, 9/1/16	1,000	1,018,520

9	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
Washington Township, CA, Health Care District, 5.50%, 7/1/19	$250	$282,235
Washington Township, CA, Health Care District, 5.75%, 7/1/24	1,750	1,977,570
Yuma, AZ, Industrial Development Authority, (Yuma Regional Medical Center), 5.00%, 8/1/25	1,230	1,458,386

		$56,143,553

Housing — 0.2%
Allegheny County, PA, Residential Finance Authority, SFMR, (AMT), 4.80%, 11/1/22	$640	$641,331
Sandoval County, NM, MFMR, 6.00%, 5/1/32(1)	570	570,274
Texas Student Housing Corp., (University of North Texas), 9.375%, 7/1/06(3)	95	76,000

		$1,287,605

Industrial Development Revenue — 4.7%
Amelia County Industrial Development Authority, VA, (Waste Management, Inc.), (AMT), 2.125% to 4/1/20 (Put Date), 4/1/27	$1,870	$1,886,493
Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 5.125% to 8/1/25 (Put Date), 8/1/35(1)	1,880	2,060,160
Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 6.25% to 2/1/17 (Put Date), 1/1/25(1)	2,415	2,481,026
New Hampshire Business Finance Authority, (Casella Waste Systems, Inc.), (AMT), 4.00% to 10/1/19 (Put Date), 4/1/29(1)	2,300	2,368,540
New Jersey Economic Development Authority, (New Jersey-American Water Co., Inc.), (AMT), 5.10%, 6/1/23	1,780	1,999,955
New York Energy Research and Development Authority, (New York Electric and Gas Corp.), 2.00% to 5/1/20 (Put Date), 6/1/29	3,000	3,052,800
New York Environmental Facilities Corp., (Casella Waste Systems, Inc.), (AMT), 3.75% to 12/2/19 (Put Date), 12/1/44(1)	1,750	1,789,410
Pennsylvania Economic Development Financing Authority, (Aqua Pennsylvania, Inc.), (AMT), 6.75%, 10/1/18	500	566,615
Pennsylvania Economic Development Financing Authority, (PPL Energy Supply, LLC), 5.00% to 9/1/20 (Put Date), 12/1/37	6,190	6,124,139
Public Finance Authority, WI, (Celanese Corp.), (AMT), 5.00%, 1/1/24	3,000	3,387,660
Richland County, SC, (International Paper Co.), (AMT), 3.875%, 4/1/23	6,000	6,512,700

		$32,229,498

Security	Principal Amount (000’s omitted)	Value

Insured – Cogeneration — 0.2%
Pennsylvania Economic Development Financing Authority, (Colver), (AMBAC), (AMT), 4.625%, 12/1/18	$1,300	$1,304,147

		$1,304,147

Insured – Education — 1.5%
California Educational Facilities Authority, (Santa Clara University), (NPFG), 5.00%, 9/1/23	$500	$603,970
New Jersey Educational Facilities Authority, (Ramapo College), (AMBAC), 4.50%, 7/1/21	1,000	1,045,600
New York Dormitory Authority, (Educational Housing Services), (AMBAC), 5.25%, 7/1/21	2,025	2,342,642
New York Dormitory Authority, (Rochester Institute of Technology), (AMBAC), 5.25%, 7/1/22	5,150	6,224,599

		$10,216,811

Insured – Electric Utilities — 0.3%
Louisiana Energy & Power Authority, (AGM), 5.25%, 6/1/25	$1,125	$1,380,825
Northern California Power Agency, (Hydroelectric), (AGC), 5.00%, 7/1/24	500	545,255

		$1,926,080

Insured – Escrowed / Prerefunded — 3.9%
Denver, CO, City and County, Excise Tax Revenue, (AGC), Prerefunded to 9/1/19, 6.00%, 9/1/23	$5,000	$5,818,050
Idaho Housing and Finance Association, (Grant and Revenue Anticipation Bonds Federal Highway Trust Fund), (AGC), Prerefunded to 7/15/18, 5.25%, 7/15/21	1,045	1,150,273
Idaho Housing and Finance Association, (Grant and Revenue Anticipation Bonds Federal Highway Trust Fund), (AGC), Prerefunded to 7/15/18, 5.25%, 7/15/25	1,000	1,100,740
Louisiana Public Facility Authority, (Hurricane Recovery), (AMBAC), Prerefunded to 6/1/17, 5.00%, 6/1/19	5,000	5,254,350
North Hudson, NJ, Sewer Authority, (NPFG), Escrowed to Maturity, 5.125%, 8/1/22	1,000	1,234,210
Ohio Higher Educational Facility Commission, (Xavier University), (AGC), Prerefunded to 5/1/16, 5.00%, 5/1/22	350	351,362
Pennsylvania Higher Educational Facilities Authority, (University of the Sciences in Philadelphia), (AGC), Prerefunded to 11/1/18, 5.00%, 11/1/24	700	773,717
Philadelphia Authority for Industrial Development Revenue, PA, (NPFG), Prerefunded to 12/1/16, 5.00%, 12/1/22	1,000	1,029,650
Pittsburgh, PA, School District, (AGM), Prerefunded to 9/1/20, 5.00%, 9/1/22	15	17,565
Pocono Mountain School District, PA, (AGM), Prerefunded to 3/1/17, 5.00%, 9/1/28	340	353,692
San Mateo County, CA, Transportation District, (NPFG), Escrowed to Maturity, 5.25%, 6/1/17	500	527,245

10	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Escrowed / Prerefunded (continued)
Waco Health Facilities Development Corp., TX, (Hillcrest Health System), (NPFG), Prerefunded to 8/1/16, 5.00%, 8/1/19	$3,405	$3,456,007
Waco Health Facilities Development Corp., TX, (Hillcrest Health System), (NPFG), Prerefunded to 8/1/16, 5.00%, 8/1/20	3,745	3,801,100
Westmoreland Municipal Authority, PA, (FGIC), Escrowed to Maturity, 0.00%, 8/15/19	1,900	1,829,016

		$26,696,977

Insured – General Obligations — 10.8%
Bethlehem Area School District, (AGM), 5.25%, 1/15/25	$1,250	$1,414,887
Bolingbrook, IL, (AGM), 5.00%, 1/1/23	1,000	1,185,740
Boston, MA, (NPFG), 0.125%, 3/1/22	8,000	7,319,440
Cambria County, PA, (BAM), 5.00%, 8/1/21	2,380	2,732,906
Cambria County, PA, (BAM), 5.00%, 8/1/22	3,535	4,119,760
Delaware Valley, PA, Regional Finance Authority, (AMBAC), 5.50%, 8/1/18	750	820,755
Freehold, NJ, Regional High School District, (NPFG), 5.00%, 3/1/18	100	107,787
Glendale, AZ, (AGM), 5.00%, 7/1/22	2,000	2,378,680
Hillsborough Township, NJ, School District, (AGM), 5.375%, 10/1/18	970	1,074,256
Jackson Township, NJ, Board of Education of Ocean County, (NPFG), 5.25%, 6/15/23	6,000	7,331,880
Linn County, OR, Community School District No. 9, (Lebanon), (NPFG), 5.25%, 6/15/21	1,055	1,264,439
Linn County, OR, Community School District No. 9, (Lebanon), (NPFG), 5.25%, 6/15/22	625	766,431
Livonia Public Schools School District, MI, (BAM), 5.00%, 5/1/22	1,675	2,010,352
Luzerne County, PA, (AGM), 5.00%, 11/15/22	2,250	2,627,347
McHenry County, IL, Community Unit School District No. 12, (AGM), 5.00%, 1/1/23	940	1,097,168
McHenry County, IL, Community Unit School District No. 12, (AGM), 5.00%, 1/1/24	1,075	1,265,726
Miami, FL, (Homeland Defense), (NPFG), 5.00%, 1/1/19	7,500	7,736,100
New Haven, CT, (AGM), 5.00%, 8/1/22	5,000	5,899,700
Pennsylvania, (NPFG), 5.375%, 7/1/19	1,000	1,135,070
Philadelphia, PA, School District, (AGM), 5.50%, 6/1/21	1,000	1,159,770
Pocono Mountain School District, PA, (AGM), 5.00%, 9/1/28	660	682,031
Rockland County, NY, (AGM), 5.00%, 3/1/21	3,000	3,469,710
Rockland, NY, (AGM), 4.00%, 5/1/21	1,820	2,045,371
San Mateo County, CA, Community College District, (Election of 2005), (NPFG), 0.00%, 9/1/22	3,000	2,709,810
Washington, (AMBAC), 0.00%, 12/1/22	10,000	8,891,500

Security	Principal Amount (000’s omitted)	Value

Insured – General Obligations (continued)
West Virginia, (NPFG), 0.00%, 11/1/21	$4,275	$3,915,002

		$75,161,618

Insured – Hospital — 0.3%
Allegheny County, PA, Hospital Development Authority, (UPMC Health System), (NPFG), 6.00%, 7/1/24	$250	$324,045
Oregon Health and Science University, (NPFG), 0.00%, 7/1/21	1,815	1,566,018

		$1,890,063

Insured – Other Revenue — 0.0%(2)
Cleveland, OH, Parking Facilities, (AGM), Escrowed to Maturity, 5.25%, 9/15/20	$160	$189,146

		$189,146

Insured – Special Tax Revenue — 2.3%
Garden State Preservation Trust, NJ, (AGM), 5.75%, 11/1/28	$1,000	$1,277,120
Illinois Sports Facilities Authority, (AMBAC), 0.00%, 6/15/22	7,000	5,744,690
Massachusetts, Special Obligation, (AGM), 5.50%, 6/1/21	5,000	6,079,950
Pennsylvania Turnpike Commission, Registration Fee Revenue, (AGM), 5.25%, 7/15/22	1,000	1,211,500
Successor Agency to Burbank Redevelopment Agency, CA, (BAM), 5.00%, 12/1/22	1,305	1,596,720

		$15,909,980

Insured – Student Loan — 0.3%
Maine Educational Loan Authority, (AGC), 5.625%, 12/1/27	$2,175	$2,395,458

		$2,395,458

Insured – Transportation — 1.5%
New Jersey Transportation Trust Fund Authority, (NPFG), 5.50%, 12/15/20(6)	$5,000	$5,670,600
New Orleans Aviation Board, LA, (AGC), 6.00%, 1/1/23	1,040	1,173,110
Ohio Turnpike Commission, (NPFG), 5.50%, 2/15/18	1,750	1,905,872
Port of Oakland, CA, (NPFG), (AMT), 5.00%, 11/1/21	665	706,024
San Jose, CA, Airport Revenue, (AMBAC), (AMT), 5.50%, 3/1/18	675	730,768

		$10,186,374

Insured – Water and Sewer — 1.8%
Allegheny County, PA, Sanitation Authority, (AGM), 5.00%, 6/1/24	$500	$586,380
Altoona City Authority, PA, Water Revenue, (AGM), 5.25%, 11/1/19	1,355	1,541,421
Kansas City, MO, Water Revenue, (BHAC), 5.00%, 12/1/23	3,125	3,469,406

11	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Water and Sewer (continued)
Michigan Finance Authority, (Detroit Water and Sewerage Department), (AGM), 5.00%, 7/1/23	$5,000	$5,996,450
Passaic Valley, NJ, Water Commission, (AGM), 5.00%, 12/15/17	1,020	1,090,329

		$12,683,986

Lease Revenue / Certificates of Participation — 0.9%
California Public Works, (University of California), Escrowed to Maturity, 5.25%, 6/1/20	$500	$588,970
California State Public Works Board, 5.00%, 11/1/26	2,725	3,361,478
Michigan Strategic Fund, Limited Obligation Revenue, (Facility for Rare Isotope Beams), 5.00%, 3/1/21	500	588,500
Saint Johns County, FL, School Board, 5.00%, 7/1/21	1,500	1,770,300

		$6,309,248

Other Revenue — 2.5%
California Infrastructure and Economic Development Bank, (Academy of Motion Picture Arts and Sciences Obligated Group), 5.00%, 11/1/23	$1,000	$1,239,990
Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(4)	1,200	298,080
New Mexico Municipal Energy Acquisition Authority, (SPA: Royal Bank of Canada), 1.044% to 8/1/19 (Put Date), 11/1/39(5)	400	395,636
Non-Profit Preferred Funding Trust, Various States, 4.47%, 9/15/37(1)	4,500	4,247,145
Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	220	224,024
Philadelphia, PA, Redevelopment Authority, (Transformation Initiative), 5.00%, 4/15/24	750	863,940
Riversouth Authority, OH, (Lazarus Building Redevelopment), 5.75%, 12/1/27	300	317,118
Seminole Tribe, FL, 5.50%, 10/1/24(1)	1,825	1,911,724
Seminole Tribe, FL, 5.75%, 10/1/22(1)	5,250	5,494,125
Will and Kankakee Counties Community Unit School District No. 255-U, IL, 5.00%, 6/1/23	675	784,120
Will and Kankakee Counties Community Unit School District No. 255-U, IL, 5.00%, 6/1/24	590	689,032
Will and Kankakee Counties Community Unit School District No. 255-U, IL, 5.00%, 6/1/25	1,000	1,173,450

		$17,638,384

Senior Living / Life Care — 1.8%
Hawaii State Department of Budget and Finance, Special Purpose Senior Living Revenue, 5.00%, 11/15/27	$1,775	$1,977,847
Lancaster, PA, Industrial Development Authority, (Garden Spot Village), 5.00%, 5/1/23	340	381,374

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Massachusetts Development Finance Agency, (North Hill Communities), 4.50%, 11/15/18(1)	$273	$273,276
Massachusetts Development Finance Agency, (Volunteers of America), 5.00%, 11/1/17(1)	200	204,296
Missouri Health and Educational Facilities Authority, (Bethesda Health Group, Inc.), 5.00%, 8/1/21	350	394,786
Missouri Health and Educational Facilities Authority, (Bethesda Health Group, Inc.), 5.00%, 8/1/22	315	358,448
Missouri Health and Educational Facilities Authority, (Bethesda Health Group, Inc.), 5.00%, 8/1/23	370	424,209
Missouri Health and Educational Facilities Authority, (Bethesda Health Group, Inc.), 5.00%, 8/1/24	380	436,510
New Jersey Economic Development Authority, (Cranes Mill Project), 5.50%, 7/1/18	200	207,022
North Miami, FL, (Imperial Club), 6.125%, 1/1/42(4)	495	353,910
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 6.00%, 6/1/21	5,125	5,353,524
Tempe, AZ, Industrial Development Authority, (Friendship Village of Tempe), 6.00%, 12/1/27	2,140	2,368,680

		$12,733,882

Special Tax Revenue — 5.4%
Detroit Downtown Development Authority, MI, 0.00%, 7/1/21	$2,000	$1,498,420
Garden State Preservation Trust, NJ, 4.00%, 11/1/23	2,040	2,233,698
Jurupa Public Financing Authority, CA, 5.00%, 9/1/21	600	708,498
Louisiana Highway Improvement Revenue, 5.00%, 6/15/25	750	939,630
Michigan Finance Authority, Detroit Financial Recovery Income Tax Revenue, 4.00%, 10/1/24	2,500	2,723,550
Michigan Trunk Line, 5.00%, 11/15/23	600	711,078
Michigan Trunk Line, 5.00%, 11/15/26	1,100	1,303,643
Michigan Trunk Line, 5.00%, 11/15/28	2,000	2,361,840
Michigan Trunk Line, 5.00%, 11/15/29	1,500	1,763,115
New River Community Development District, FL, (Capital Improvements), 5.00%, 5/1/13(3)	280	0
New River Community Development District, FL, (Capital Improvements), Series 2010A-2, 5.75%, 5/1/38	385	384,961
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 2/15/22	3,000	3,607,950
New York Dormitory Authority, Sales Tax Revenue, 5.00%, 3/15/24	4,000	4,947,520
Pennsylvania Turnpike Commission, Oil Franchise Tax, 5.00%, 12/1/25	6,350	7,742,110
Poinciana West, FL, West Community Development District, 5.875%, 5/1/22	830	844,624
Saint Clair County, IL, Highway Revenue, 4.00%, 1/1/22	350	391,874
Saint Clair County, IL, Highway Revenue, 4.00%, 1/1/23	310	348,335
Saint Clair County, IL, Highway Revenue, 4.00%, 1/1/24	360	401,148

12	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue (continued)
South Orange County, CA, Public Financing Authority, 5.00%, 8/15/24	$1,000	$1,171,040
Sterling Hill Community Development District, FL, (Capital Improvements), 5.10%, 5/1/11(3)	275	0
Sterling Hill Community Development District, FL, (Capital Improvements), 5.50%, 11/1/10(3)	290	202,962
Terrebonne Levee and Conservation District, LA, (Public Improvement Sales Tax), 5.00%, 7/1/25	2,815	3,310,581

		$37,596,577

Student Loan — 0.2%
New Jersey Higher Education Assistance Authority, 5.25%, 6/1/21	$1,000	$1,098,570

		$1,098,570

Transportation — 13.0%
Allegheny County, PA, Airport Authority, (Pittsburgh International Airport), (AMT), 5.00%, 1/1/26	$840	$954,198
Allegheny County, PA, Airport Authority, (Pittsburgh International Airport), (AMT), 5.00%, 1/1/28	520	583,575
Bay Area Toll Authority, CA, Toll Bridge Revenue, (San Francisco Bay Area), Prerefunded to 4/1/19, 5.00%, 4/1/22	500	561,575
Burbank-Glendale-Pasadena Airport Authority, CA, (AMT), 5.00%, 7/1/20	2,455	2,822,759
Burbank-Glendale-Pasadena Airport Authority, CA, (AMT), 5.00%, 7/1/21	3,755	4,405,666
Chicago, IL, (Midway International Airport), (AMT), 5.00%, 1/1/21	500	575,715
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/21	950	1,093,859
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/22	825	965,135
Chicago, IL, (O’Hare International Airport), (AMT), 5.00%, 1/1/23	1,300	1,532,479
Delaware River Port Authority, 5.00%, 1/1/27	1,105	1,240,970
Georgia State Road and Tollway Authority, (Federal Highway Grant Anticipation Revenue Bonds), 5.00%, 6/1/21	3,000	3,369,360
Greater Orlando Aviation Authority, FL, (AMT), 5.00%, 10/1/21	4,750	5,590,180
Hawaii Airports System, 5.25%, 7/1/28	3,650	4,244,183
Kentucky Public Transportation Infrastructure Authority, 0.00%, 7/1/21	550	468,815
Long Beach, CA, Harbor Revenue, 5.00%, 5/15/23	500	584,655
Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.00%, 5/15/25	2,500	3,105,275
Metropolitan Nashville Airport Authority, TN, (AMT), 5.00%, 7/1/26	885	1,085,966

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Metropolitan Nashville Airport Authority, TN, (AMT), 5.00%, 7/1/27	$1,250	$1,516,975
Metropolitan Transportation Authority, NY, 5.00%, 11/15/21	3,000	3,580,350
Metropolitan Washington, DC, Airport Authority System, 5.00%, 10/1/22	5,000	5,822,750
Metropolitan Washington, DC, Airport Authority System, (AMT), 5.50%, 10/1/19	5,000	5,555,450
Metropolitan Washington, DC, Area Transit Authority, (Gross Revenue), 5.25%, 7/1/21	7,500	8,488,350
New Jersey Transportation Trust Fund Authority, (Transportation Program), 1.49%, 12/15/21 (Put Date), 6/15/34(5)	4,000	3,807,400
New Jersey Turnpike Authority, 5.00%, 1/1/20	1,500	1,661,895
North Texas Tollway Authority, (Dallas North Tollway System Revenue), 6.00%, 1/1/23	5,000	5,631,250
Pennsylvania Economic Development Financing Authority, (National Railroad Passenger), (AMT), 5.00%, 11/1/25	1,000	1,142,700
Pennsylvania Economic Development Financing Authority, (National Railroad Passenger), (AMT), 5.00%, 11/1/26	890	1,011,343
Pennsylvania Turnpike Commission, Series 2013C, 5.00%, 12/1/22	1,000	1,205,200
Philadelphia, PA, Airport Revenue, (AMT), 5.00%, 6/15/23	1,000	1,148,950
Port Authority of New York and New Jersey, (AMT), 5.25%, 9/15/23	8,500	9,174,305
South Jersey Transportation Authority, NJ, 5.00%, 11/1/22	325	375,843
South Jersey Transportation Authority, NJ, 5.00%, 11/1/24	1,175	1,383,551
Virginia Transportation Board, 4.00%, 3/15/25	4,645	5,244,251

		$89,934,928

Water and Sewer — 1.1%
Chicago, IL, Water Revenue, 5.00%, 11/1/22	$1,000	$1,142,700
Fairfax County, VA, Water Authority, 5.00%, 4/1/18	4,305	4,499,112
Jefferson County, AL, Sewer Revenue, 5.00%, 10/1/22	1,000	1,120,140
New Jersey Economic Environmental Infrastructure Trust, 5.00%, 9/1/20	1,000	1,176,170

		$7,938,122

Total Tax-Exempt Municipal Securities — 94.2% (identified cost $607,649,043)		$652,734,500

13	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Portfolio of Investments — continued

Taxable Municipal Securities — 0.8%

Security	Principal Amount (000’s omitted)	Value

Hospital — 0.2%
California Statewide Communities Development Authority, (Loma Linda University Medical Center), 2.75%, 12/1/16	$1,500	$1,499,370

		$1,499,370

Insured – General Obligations — 0.4%
Detroit, MI, (AMBAC), 4.96%, 4/1/20	$2,806	$2,731,321

		$2,731,321

Student Loan — 0.2%
Massachusetts Educational Financing Authority, 3.875%, 7/1/23	$1,100	$1,130,426

		$1,130,426

Total Taxable Municipal Securities — 0.8% (identified cost $5,144,016)		$5,361,117

Total Investments — 95.0% (identified cost $612,793,059)		$658,095,617

Other Assets, Less Liabilities — 5.0%		$34,509,939

Net Assets — 100.0%		$692,605,556

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

At March 31, 2016, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Pennsylvania	11.6%
Others, representing less than 10% individually	83.4%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2016, 24.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.3% to 8.1% of total investments.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2016, the aggregate value of these securities is $21,866,513 or 3.2% of the Fund’s net assets.

(2)	Amount is less than 0.05%.

(3)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal.
(4)	Security is in default and making only partial interest payments.

(5)	Variable rate security. The stated interest rate represents the rate in effect at March 31, 2016.

(6)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BAM	–	Build America Mutual Assurance Co.
BHAC	–	Berkshire Hathaway Assurance Corp.
FGIC	–	Financial Guaranty Insurance Company
MFMR	–	Multi-Family Mortgage Revenue
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund
SFMR	–	Single Family Mortgage Revenue
SPA	–	Standby Bond Purchase Agreement

14	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Statement of Assets and Liabilities

Assets	March 31, 2016
Investments, at value (identified cost, $612,793,059)	$658,095,617
Cash	28,226,245
Interest receivable	7,849,370
Receivable for investments sold	3,792,080
Receivable for Fund shares sold	633,627
Total assets	$698,596,939

Liabilities
Payable for when-issued securities	$3,639,960
Payable for Fund shares redeemed	1,163,790
Distributions payable	663,416
Payable to affiliates:
Investment adviser fee	229,585
Distribution and service fees	126,922
Accrued expenses	167,710
Total liabilities	$5,991,383
Net Assets	$692,605,556

Sources of Net Assets
Paid-in capital	$692,119,647
Accumulated net realized loss	(44,866,471)
Accumulated undistributed net investment income	49,822
Net unrealized appreciation	45,302,558
Net Assets	$692,605,556

Class A Shares
Net Assets	$275,435,005
Shares Outstanding	27,100,980
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.16
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$10.39

Class B Shares
Net Assets	$549,861
Shares Outstanding	54,077
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.17

Class C Shares
Net Assets	$119,452,924
Shares Outstanding	12,529,544
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.53

Class I Shares
Net Assets	$297,167,766
Shares Outstanding	29,228,363
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.17

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

15	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Statement of Operations

Investment Income	Year Ended March 31, 2016
Interest	$24,359,140
Total investment income	$24,359,140

Expenses
Investment adviser fee	$2,695,142
Distribution and service fees
Class A	435,478
Class B	8,327
Class C	1,079,708
Trustees’ fees and expenses	37,151
Custodian fee	157,794
Transfer and dividend disbursing agent fees	206,234
Legal and accounting services	79,158
Printing and postage	37,186
Registration fees	116,636
Miscellaneous	84,779
Total expenses	$4,937,593
Deduct —
Reduction of custodian fee	$1,426
Total expense reductions	$1,426

Net expenses	$4,936,167

Net investment income	$19,422,973

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(199,560)
Net realized loss	$(199,560)
Change in unrealized appreciation (depreciation) —
Investments	$(1,045,963)
Net change in unrealized appreciation (depreciation)	$(1,045,963)

Net realized and unrealized loss	$(1,245,523)

Net increase in net assets from operations	$18,177,450

16	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Statements of Changes in Net Assets

	Year Ended March 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$19,422,973	$18,303,463
Net realized loss from investment transactions and financial futures contracts	(199,560)	(881,274)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(1,045,963)	10,888,463
Net increase in net assets from operations	$18,177,450	$28,310,652
Distributions to shareholders —
From net investment income
Class A	$(8,582,588)	$(9,329,675)
Class B	(20,429)	(40,506)
Class C	(2,645,480)	(2,909,208)
Class I	(8,173,070)	(5,937,440)
Total distributions to shareholders	$(19,421,567)	$(18,216,829)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$24,778,691	$44,760,122
Class B	216,947	167,407
Class C	13,947,244	10,260,274
Class I	125,502,708	155,963,514
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	7,154,006	7,735,755
Class B	18,058	34,985
Class C	1,921,245	2,111,481
Class I	2,318,775	1,909,226
Cost of shares redeemed
Class A	(64,065,784)	(65,867,541)
Class B	(191,089)	(359,393)
Class C	(20,771,551)	(21,172,509)
Class I	(70,040,408)	(54,175,660)
Issued in connection with tax-free reorganization (see Note 11)
Class A	—	32,190,486
Class C	—	16,170,413
Class I	—	1,792,005
Net asset value of shares exchanged
Class A	825,559	901,316
Class B	(825,559)	(901,316)
Net increase in net assets from Fund share transactions	$20,788,842	$131,520,565

Net increase in net assets	$19,544,725	$141,614,388

Net Assets
At beginning of year	$673,060,831	$531,446,443
At end of year	$692,605,556	$673,060,831

Accumulated undistributed net investment income included in net assets
At end of year	$49,822	$19,471

17	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Financial Highlights

	Class A
	Year Ended March 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$10.180	$10.000	$10.380	$10.230	$9.750

Income (Loss) From Operations
Net investment income(1)	$0.298	$0.314	$0.335	$0.336	$0.364
Net realized and unrealized gain (loss)	(0.020)	0.179	(0.381)	0.152	0.482

Total income (loss) from operations	$0.278	$0.493	$(0.046)	$0.488	$0.846

Less Distributions
From net investment income	$(0.298)	$(0.313)	$(0.334)	$(0.338)	$(0.366)

Total distributions	$(0.298)	$(0.313)	$(0.334)	$(0.338)	$(0.366)

Net asset value — End of year	$10.160	$10.180	$10.000	$10.380	$10.230

Total Return(2)	2.79%	4.98%	(0.39)%	4.88%	8.69%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$275,435	$307,562	$282,612	$343,994	$351,754
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	0.66%	0.69%	0.68%	0.66%	0.68%
Interest and fee expense(4)	—	—	—	—	0.00	%(5)
Total expenses(3)	0.66%	0.69%	0.68%	0.66%	0.68%
Net investment income	2.95%	3.09%	3.34%	3.22%	3.61%
Portfolio Turnover	10%	7%	18%	14%	16%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions.

(5)	Amount is less than 0.005%.

18	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Financial Highlights — continued

	Class B
	Year Ended March 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$10.190	$10.000	$10.390	$10.230	$9.760

Income (Loss) From Operations
Net investment income(1)	$0.224	$0.241	$0.259	$0.258	$0.289
Net realized and unrealized gain (loss)	(0.022)	0.186	(0.390)	0.162	0.471

Total income (loss) from operations	$0.202	$0.427	$(0.131)	$0.420	$0.760

Less Distributions
From net investment income	$(0.222)	$(0.237)	$(0.259)	$(0.260)	$(0.290)

Total distributions	$(0.222)	$(0.237)	$(0.259)	$(0.260)	$(0.290)

Net asset value — End of year	$10.170	$10.190	$10.000	$10.390	$10.230

Total Return(2)	2.02%	4.30%	(1.23)%	4.10%	7.88%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$550	$1,342	$2,360	$3,553	$4,768
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.41%	1.44%	1.43%	1.41%	1.43%
Interest and fee expense(4)	—	—	—	—	0.00	%(5)
Total expenses(3)	1.41%	1.44%	1.43%	1.41%	1.43%
Net investment income	2.22%	2.38%	2.59%	2.48%	2.86%
Portfolio Turnover	10%	7%	18%	14%	16%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions.

(5)	Amount is less than 0.005%.

19	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Financial Highlights — continued

	Class C
	Year Ended March 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$9.550	$9.380	$9.740	$9.590	$9.150

Income (Loss) From Operations
Net investment income(1)	$0.209	$0.223	$0.244	$0.241	$0.271
Net realized and unrealized gain (loss)	(0.020)	0.169	(0.361)	0.152	0.441

Total income (loss) from operations	$0.189	$0.392	$(0.117)	$0.393	$0.712

Less Distributions
From net investment income	$(0.209)	$(0.222)	$(0.243)	$(0.243)	$(0.272)

Total distributions	$(0.209)	$(0.222)	$(0.243)	$(0.243)	$(0.272)

Net asset value — End of year	$9.530	$9.550	$9.380	$9.740	$9.590

Total Return(2)	2.01%	4.21%	(1.17)%	4.10%	7.87%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$119,453	$124,647	$115,091	$144,911	$138,971
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.41%	1.44%	1.43%	1.41%	1.43%
Interest and fee expense(4)	—	—	—	—	0.00	%(5)
Total expenses(3)	1.41%	1.44%	1.43%	1.41%	1.43%
Net investment income	2.21%	2.34%	2.59%	2.47%	2.86%
Portfolio Turnover	10%	7%	18%	14%	16%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions.

(5)	Amount is less than 0.005%.

20	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Financial Highlights — continued

	Class I
	Year Ended March 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$10.190	$10.000	$10.380	$10.230	$9.760

Income (Loss) From Operations
Net investment income(1)	$0.314	$0.328	$0.347	$0.351	$0.378
Net realized and unrealized gain (loss)	(0.021)	0.191	(0.377)	0.152	0.473

Total income (loss) from operations	$0.293	$0.519	$(0.030)	$0.503	$0.851

Less Distributions
From net investment income	$(0.313)	$(0.329)	$(0.350)	$(0.353)	$(0.381)

Total distributions	$(0.313)	$(0.329)	$(0.350)	$(0.353)	$(0.381)

Net asset value — End of year	$10.170	$10.190	$10.000	$10.380	$10.230

Total Return(2)	2.94%	5.24%	(0.24)%	5.04%	8.74%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$297,168	$239,511	$131,384	$228,148	$229,815
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	0.51%	0.54%	0.53%	0.51%	0.53%
Interest and fee expense(4)	—	—	—	—	0.00	%(5)
Total expenses(3)	0.51%	0.54%	0.53%	0.51%	0.53%
Net investment income	3.10%	3.23%	3.45%	3.37%	3.75%
Portfolio Turnover	10%	7%	18%	14%	16%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions.

(5)	Amount is less than 0.005%.

21	See Notes to Financial Statements.

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance National Limited Maturity Municipal Income Fund (the Fund) is a diversified series of Eaton Vance Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide current income exempt from regular federal income tax. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares held for the longer of (i) four years or (ii) the time at which the contingent deferred sales charge applicable to such shares expires will automatically convert to Class A shares as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of March 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

22

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Notes to Financial Statements — continued

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of the Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2016 and March 31, 2015 was as follows:

	Year Ended March 31,
	2016	2015

Distributions declared from:
Tax-exempt income	$19,152,106	$18,100,038
Ordinary income	$269,461	$116,791

During the year ended March 31, 2016, accumulated net realized loss was decreased by $7,374,628, accumulated undistributed net investment income was increased by $28,945 and paid-in capital was decreased by $7,403,573 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for premium amortization, accretion of market discount, defaulted bond interest and expenditures on defaulted bonds. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

23

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Notes to Financial Statements — continued

As of March 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$769,738
Capital loss carryforwards and deferred capital losses	$(45,286,690)
Net unrealized appreciation	$45,666,277
Other temporary differences	$(663,416)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, the timing of recognizing distributions to shareholders, expenditures on defaulted bonds, defaulted bond interest, premium amortization and accretion of market discount.

At March 31, 2016, the Fund, for federal income tax purposes, had capital loss carryforwards of $32,610,901 and deferred capital losses of $12,675,789 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on March 31, 2017 ($13,217,282), March 31, 2018 ($12,920,477) and March 31, 2019 ($6,473,142) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at March 31, 2016, $10,802,725 are short-term and $1,873,064 are long-term.

Included in the amounts above are capital loss carryforwards of $3,856,852 as a result of reorganizations which occurred in prior years. Utilization of these capital loss carryforwards may be limited in accordance with certain income tax regulations.

The cost and unrealized appreciation (depreciation) of investments of the Fund at March 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$612,429,341

Gross unrealized appreciation	$47,750,521
Gross unrealized depreciation	(2,084,245)
Net unrealized appreciation	$45,666,276

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate

Up to $500 million	0.300%	3.00%
$500 million up to $1 billion	0.275	2.75

On average daily net assets of $1 billion or more, the rates are further reduced.

For the year ended March 31, 2016, the investment adviser fee amounted to $2,695,142 or 0.40% of the Fund’s average daily net assets.

EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended March 31, 2016, EVM earned $10,195 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $9,686 as its portion of the sales charge on sales of Class A shares for the year ended March 31, 2016. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

24

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.15% per annum of its average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended March 31, 2016 amounted to $435,478 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended March 31, 2016, the Fund paid or accrued to EVD $6,939 and $899,757 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.15% per annum of its average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended March 31, 2016 amounted to $1,388 and $179,951 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 3% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year after purchase, declining half a percentage point in the second and third year and one percentage point in the fourth year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended March 31, 2016, the Fund was informed that EVD received approximately $500, less than $100 and $5,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $69,169,896 and $66,307,806, respectively, for the year ended March 31, 2016.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended March 31,
Class A	2016	2015

Sales	2,453,631	4,401,697
Issued to shareholders electing to receive payments of distributions in Fund shares	708,279	760,471
Redemptions	(6,347,414)	(6,488,452)
Issued in connection with tax-free reorganization (see Note 11)	—	3,177,079
Exchange from Class B shares	81,966	88,775
Net increase (decrease)	(3,103,538)	1,939,570

25

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Notes to Financial Statements — continued

	Year Ended March 31,
Class B	2016	2015

Sales	21,488	16,411
Issued to shareholders electing to receive payments of distributions in Fund shares	1,788	3,440
Redemptions	(18,958)	(35,371)
Exchange to Class A shares	(81,924)	(88,742)

Net decrease	(77,606)	(104,262)

	Year Ended March 31,
Class C	2016	2015

Sales	1,471,271	1,075,954
Issued to shareholders electing to receive payments of distributions in Fund shares	202,778	221,264
Redemptions	(2,194,099)	(2,219,804)
Issued in connection with tax-free reorganization (see Note 11)	—	1,701,361

Net increase (decrease)	(520,050)	778,775

	Year Ended March 31,
Class I	2016	2015

Sales	12,414,596	15,339,263
Issued to shareholders electing to receive payments of distributions in Fund shares	229,309	187,506
Redemptions	(6,928,695)	(5,325,934)
Issued in connection with tax-free reorganization (see Note 11)	—	176,805

Net increase	5,715,210	10,377,640

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended March 31, 2016.

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At March 31, 2016, there were no obligations outstanding under these financial instruments.

26

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Notes to Financial Statements — continued

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2016, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$652,734,500	$—	$652,734,500
Taxable Municipal Securities	—	5,361,117	—	5,361,117

Total Investments	$—	$658,095,617	$—	$658,095,617

The Fund held no investments or other financial instruments as of March 31, 2015 whose fair value was determined using Level 3 inputs. At March 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

11  Reorganization

As of the close of business on June 27, 2014, the Fund acquired the net assets of Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund (Pennsylvania Limited Fund) pursuant to a plan of reorganization approved by the shareholders of Pennsylvania Limited Fund. The purpose of the transaction was to combine two funds managed by BMR with substantially similar investment objectives and policies. The acquisition was accomplished by a tax-free exchange of 3,177,079 shares of Class A of the Fund (valued at $32,190,486) for the 3,212,985 shares of Class A of Pennsylvania Limited Fund, 1,701,361 shares of Class C of the Fund (valued at $16,170,413) for the 1,701,743 shares of Class C of Pennsylvania Limited Fund, and 176,805 shares of Class I of the Fund (valued at $1,792,005) for the 178,923 shares of Class I of Pennsylvania Limited Fund, each outstanding on June 27, 2014.

The investment portfolio of Pennsylvania Limited Fund, with a fair value of $46,092,075 and identified cost of $42,947,450 was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the identified cost of the investments received from the Pennsylvania Limited Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately before the acquisition were $548,740,791. The net assets of Pennsylvania Limited Fund at that date of $50,152,904, including $2,942,140 of accumulated net realized losses and $3,144,625 of unrealized appreciation, were combined with those of the Fund, resulting in combined net assets of $598,893,695.

Assuming the acquisition had been completed on April 1, 2014, the beginning of the Fund’s annual reporting period, the Fund’s pro forma results of operations for the year ended March 31, 2015 are as follows:

Net investment income	$18,662,463
Net realized loss	$(1,033,327)
Net increase in net assets from operations	$29,001,305

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it was not practicable to separate the amounts of revenue and earnings of Pennsylvania Limited Fund since June 27, 2014 through March 31, 2015.

27

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Investment Trust and Shareholders of Eaton Vance National Limited Maturity Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance National Limited Maturity Municipal Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Investment Trust), including the portfolio of investments, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance National Limited Maturity Municipal Income Fund as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 18, 2016

28

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended March 31, 2016, the Fund designates 98.61% of distributions from net investment income as an exempt-interest dividend.

29

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

30

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Vice-Chairperson of the Board and Trustee	2016 (Vice-Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Trustee	2007 (Chairperson) and 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

31

Eaton Vance

National Limited Maturity Municipal Income Fund

March 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

14728 3.31.16

Eaton Vance

Limited Maturity Municipal

Income Funds

Annual Report

March 31, 2016

Massachusetts    •    New York

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser with respect to the operation of the Funds is subject to CFTC regulation. Because of its management of other strategies, each Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report March 31, 2016

Eaton Vance

Limited Maturity Municipal Income Funds

Management’s Discussion of Fund Performance	2

Performance and Fund Profile

Massachusetts Limited Maturity Municipal Income Fund	3
New York Limited Maturity Municipal Income Fund	5

Endnotes and Additional Disclosures	7

Fund Expenses	8

Financial Statements	10

Report of Independent Registered Public Accounting Firm	34

Federal Tax Information	35

Management and Organization	36

Important Notices	38

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

In the early months of the fiscal year that began on April 1, 2015, municipal and Treasury rates crept upward as investors believed the Federal Reserve Board (the Fed) was getting closer to a rate hike. From April through June 2015, municipal returns were negative as a flood of new issuance, along with modest outflows from municipal mutual funds, put additional downward pressure on bond prices.

Beginning in July 2015, however, municipal returns turned positive. The following month, China surprised the markets by devaluing its currency. Commodity prices continued to fall, as they had for most of the period, and the Fed decided not to take action at its September meeting. Against this backdrop, many asset classes experienced dramatic volatility for the remainder of the period. But the municipal market, a high quality asset class with a generally improving credit landscape, continued its steady rally despite a Fed rate hike in December. A combination of lower than expected new issue supply and strong inflows into municipal mutual funds in the final quarter of 2015 was an additional tailwind for the asset class.

In January of 2016, the municipal rally accelerated as U.S. equities experienced what was widely reported as their worst-ever start to a new year. The combination of plummeting oil prices and slowing economic growth in China helped drive a global “flight to quality,” with investors fleeing asset classes regarded as risky for the perceived safety of U.S. Treasurys. In addition, falling government interest rates around the world, driven by actions such as quantitative easing in Japan and the European Union, made Treasurys look attractive by comparison. As a result, Treasury prices rallied in the final months of the period, and municipal bonds rallied along with Treasurys. Even the Commonwealth of Puerto Rico’s January 1, 2016 default on various municipal bond and debt service payments, which the market had anticipated for some time, failed to put a dent in the municipal market rally.

For the one-year period as a whole, the yield curve flattened for municipal AAA-rated6 issues, with rates rising in the one-to two-year area of the curve and falling throughout the rest of the curve. The best price performance — i.e., greatest declines in rates — occurred in the seven- to 20-year area of the curve.

Fund Performance

For the 12-month period ended March 31, 2016, the Massachusetts and New York Funds’ shares at net asset value (NAV) underperformed the 3.68% return of the Funds’ benchmark, the Barclays 7 Year Municipal Bond Index (the Index).2

The Funds’ overall strategy is to invest in municipal obligations that are exempt from regular federal income tax. The Funds seek to maintain a dollar-weighted average portfolio duration7 between three and nine years.

While the Index includes only bonds with maturities of six to eight years, the Funds may invest in individual municipal obligations of any maturity and own some longer-maturity bonds.

For the 12-month period, the Funds’ investment in longer-maturity bonds contributed to Fund performance versus the Index, because longer-maturity bonds outperformed the six-to eight-year bonds held by the Index.

State-specific Results

Eaton Vance Massachusetts Limited Maturity Municipal Income Fund’s Class A shares at NAV had a total return of 2.95%, underperforming the 3.68% return of the Index. Detractors from the Fund’s performance versus the Index included an overweight, relative to the Index, in prerefunded bonds and an underweight and security selection in zero-coupon bonds, which were the strongest-performing coupon structure in the Index during the period. Fund holdings in bonds with five or fewer years remaining to maturity, an area of the yield curve that was not represented in the Index but underperformed the six-to eight-year bonds in the Index, detracted from performance relative to the Index as well.

In contrast, Fund performance versus the Index was helped by an overweight and security selection in the education sector, which was the strongest-performing sector in the Index during the period, and by an overweight and security selection in the hospital sector, which benefited from the strong performance of lower-quality, higher-yielding securities during the period. As noted earlier, Fund performance relative to the Index also benefited from an overweight in longer-maturity bonds, specifically issues with more than eight years and up to 15 years remaining to maturity.

Eaton Vance New York Limited Maturity Municipal Income Fund’s Class A shares at NAV had a total return of 2.54%, trailing the 3.68% return of the Index. Security selection in the industrial development revenue sector, an underweight and security selection in zero-coupon bonds, and an overweight in bonds with five or fewer years remaining to maturity all detracted from the Fund’s performance relative to the Index. In contrast, Fund performance versus the Index was helped by an overweight and security selection in the hospital sector, an overweight and security selection in BBB-rated bonds, and an overweight in bonds with maturities longer than eight years and up to 15 years.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Massachusetts Limited Maturity Municipal Income Fund

March 31, 2016

Performance2,3

Portfolio Manager Adam A. Weigold, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/1996	06/01/1992	2.95%	3.35%	3.23%
Class A with 2.25% Maximum Sales Charge	—	—	0.65	2.87	3.00
Class C at NAV	12/08/1993	06/01/1992	2.20	2.59	2.46
Class C with 1% Maximum Sales Charge	—	—	1.20	2.59	2.46
Class I at NAV	08/03/2010	06/01/1992	3.10	3.50	3.30
Barclays 7 Year Municipal Bond Index	—	—	3.68%	4.67%	4.99%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.77%	1.52%	0.62%

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			2.51%	1.75%	2.66%
Taxable-Equivalent Distribution Rate			4.67	3.26	4.95
SEC 30-day Yield			0.79	0.07	0.95
Taxable-Equivalent SEC 30-day Yield			1.47	0.13	1.77

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	03/31/2006	$12,751	N.A.
Class I	$250,000	03/31/2006	$346,127	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Massachusetts Limited Maturity Municipal Income Fund

March 31, 2016

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

New York Limited Maturity Municipal Income Fund

March 31, 2016

Performance2,3

Portfolio Managers Adam A. Weigold, CFA and Craig R. Brandon, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/27/1996	05/29/1992	2.54%	3.30%	3.05%
Class A with 2.25% Maximum Sales Charge	—	—	0.26	2.83	2.82
Class C at NAV	12/08/1993	05/29/1992	1.77	2.51	2.28
Class C with 1% Maximum Sales Charge	—	—	0.77	2.51	2.28
Class I at NAV	08/03/2010	05/29/1992	2.70	3.48	3.13
Barclays 7 Year Municipal Bond Index	—	—	3.68%	4.67%	4.99%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			0.77%	1.52%	0.62%

% Distribution Rates/Yields[5]			Class A	Class C	Class I
Distribution Rate			2.64%	1.88%	2.79%
Taxable-Equivalent Distribution Rate			5.12	3.64	5.41
SEC 30-day Yield			0.75	0.03	0.91
Taxable-Equivalent SEC 30-day Yield			1.45	0.05	1.77

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	03/31/2006	$12,530	N.A.
Class I	$250,000	03/31/2006	$340,437	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

5

Eaton Vance

New York Limited Maturity Municipal Income Fund

March 31, 2016

Fund Profile

Credit Quality (% of total investments)6

See Endnotes and Additional Disclosures in this report.

6

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays 7 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 6-8 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.
[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes. SEC Yield is a standardized measure based on the estimated yield to maturity of a fund’s investments over a 30-day period and is based on the maximum offer price at the date specified. The SEC Yield is not based on the distributions made by the Fund, which may differ.

[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

7

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2015 – March 31, 2016).

Actual Expenses:  The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Massachusetts Limited Maturity Municipal Income Fund

	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period* (10/1/15 – 3/31/16)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,024.20	$3.90	0.77%
Class C	$1,000.00	$1,019.80	$7.68	1.52%
Class I	$1,000.00	$1,025.00	$3.14	0.62%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.20	$3.89	0.77%
Class C	$1,000.00	$1,017.40	$7.67	1.52%
Class I	$1,000.00	$1,021.90	$3.13	0.62%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2015.

8

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Fund Expenses — continued

Eaton Vance New York Limited Maturity Municipal Income Fund

	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period* (10/1/15 – 3/31/16)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,019.40	$3.79	0.75%
Class C	$1,000.00	$1,015.90	$7.56	1.50%
Class I	$1,000.00	$1,020.20	$3.03	0.60%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.30	$3.79	0.75%
Class C	$1,000.00	$1,017.50	$7.57	1.50%
Class I	$1,000.00	$1,022.00	$3.03	0.60%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2015.

9

Eaton Vance

Massachusetts Limited Maturity Municipal Income Fund

March 31, 2016

Portfolio of Investments

Tax-Exempt Municipal Securities — 94.6%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 4.0%
Massachusetts Water Pollution Abatement Trust, 5.00%, 8/1/21	$1,000	$1,199,260
Massachusetts Water Pollution Abatement Trust, 5.00%, 8/1/25	1,000	1,282,440

		$2,481,700

Education — 19.2%
Massachusetts College Building Authority, 5.00%, 5/1/24	$750	$921,247
Massachusetts Development Finance Agency, (Babson College), 5.00%, 10/1/23	500	614,440
Massachusetts Development Finance Agency, (College of the Holy Cross), 5.00%, 9/1/25(1)	170	216,354
Massachusetts Development Finance Agency, (Dexter Southfield), 5.00%, 5/1/27	1,325	1,561,632
Massachusetts Development Finance Agency, (Massachusetts College of Pharmacy & Allied Health Sciences), 5.00%, 7/1/23	150	183,973
Massachusetts Development Finance Agency, (MCPHS University), 4.00%, 7/1/22	155	177,838
Massachusetts Development Finance Agency, (MCPHS University), 4.00%, 7/1/23	200	231,474
Massachusetts Development Finance Agency, (MCPHS University), 5.00%, 7/1/24	125	155,159
Massachusetts Development Finance Agency, (Northeastern University), 5.00%, 10/1/27	500	596,800
Massachusetts Health and Educational Facilities Authority, (College of the Holy Cross), 5.00%, 9/1/20	1,000	1,103,450
Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.50%, 11/15/36	1,030	1,155,001
Massachusetts Health and Educational Facilities Authority, (Massachusetts Institute of Technology), 5.375%, 7/1/17	1,000	1,060,140
Massachusetts Health and Educational Facilities Authority, (Massachusetts Institute of Technology), 5.50%, 7/1/22	1,645	2,070,825
Massachusetts Health and Educational Facilities Authority, (Northeastern University), 5.00%, 10/1/24	500	601,980
Massachusetts Health and Educational Facilities Authority, (Tufts University), 5.00%, 8/15/18	100	109,738
University of Massachusetts Building Authority, 5.00%, 5/1/20	1,000	1,118,450

		$11,878,501

Escrowed / Prerefunded — 4.8%
Massachusetts Development Finance Agency, (Dominion Energy Brayton), Prerefunded to 5/1/19, 5.75%, 12/1/42	$1,000	$1,148,750
Massachusetts Health and Educational Facilities Authority, (Tufts University), Prerefunded to 8/15/18, 5.25%, 8/15/19	200	221,134
Massachusetts Health and Educational Facilities Authority, (Tufts University), Prerefunded to 8/15/18, 5.25%, 8/15/20	150	165,851

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)
Massachusetts Turnpike Authority, Escrowed to Maturity, 5.00%, 1/1/20	$1,290	$1,404,294

		$2,940,029

General Obligations — 17.3%
Andover, 4.00%, 1/15/23	$1,025	$1,203,196
Commonwealth of Massachusetts, 4.00%, 10/1/28	815	909,507
Manchester Essex Regional School District, Prerefunded to 1/15/18, 5.00%, 1/15/20	1,000	1,076,150
Medfield, 4.00%, 3/15/22	625	721,244
Melrose, 2.00%, 11/1/22	315	325,301
Southborough, 3.00%, 6/1/21	1,060	1,158,410
Wellesley, 5.00%, 6/1/16	1,100	1,108,624
Wellesley, 5.00%, 6/1/17	1,150	1,209,190
Westwood, 3.00%, 6/1/21	1,000	1,089,160
Weymouth, 4.00%, 9/15/23	660	763,462
Wilmington, 4.00%, 3/15/28	1,000	1,100,890

		$10,665,134

Hospital — 10.8%
Massachusetts Development Finance Agency, (Berkshire Health System), 5.00%, 10/1/24	$250	$284,755
Massachusetts Development Finance Agency, (CareGroup), 5.00%, 7/1/22	750	889,065
Massachusetts Development Finance Agency, (Lahey Health System Obligated Group), 5.00%, 8/15/24	750	924,277
Massachusetts Development Finance Agency, (Milford Regional Medical Center), 5.00%, 7/15/21	185	205,060
Massachusetts Development Finance Agency, (Tufts Medical Center), 5.50%, 1/1/22	500	587,460
Massachusetts Health and Educational Facilities Authority, (Dana-Farber Cancer Institute), 5.25%, 12/1/24	1,000	1,116,010
Massachusetts Health and Educational Facilities Authority, (Lowell General Hospital), 4.75%, 7/1/25	710	761,262
Massachusetts Health and Educational Facilities Authority, (Partners HealthCare System), 5.00%, 7/1/18	750	791,130
Massachusetts Health and Educational Facilities Authority, (Partners HealthCare System), 5.00%, 7/1/22(2)	1,000	1,123,310

		$6,682,329

Industrial Development Revenue — 0.8%
Massachusetts Development Finance Agency, (Covanta Energy), (AMT), 4.875%, 11/1/27(3)	$500	$502,315

		$502,315

10	See Notes to Financial Statements.

Eaton Vance

Massachusetts Limited Maturity Municipal Income Fund

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Electric Utilities — 2.7%
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	$1,640	$1,680,852

		$1,680,852

Insured – Escrowed / Prerefunded — 1.2%
Massachusetts Turnpike Authority, (FGIC), Escrowed to Maturity, 5.125%, 1/1/23	$635	$758,114

		$758,114

Insured – General Obligations — 6.6%
Boston, (NPFG), 0.125%, 3/1/22	$3,105	$2,840,858
Massachusetts, (NPFG), 5.25%, 8/1/22	1,000	1,237,560

		$4,078,418

Insured – Hospital — 2.7%
Massachusetts Health and Educational Facilities Authority, (Cape Cod Healthcare), (AGC), 5.00%, 11/15/21	$500	$569,675
Massachusetts Health and Educational Facilities Authority, (CareGroup Healthcare System), (NPFG), 5.25%, 7/1/21	1,000	1,097,020

		$1,666,695

Insured – Special Tax Revenue — 7.8%
Martha’s Vineyard Land Bank, (BAM), 4.00%, 5/1/22	$1,470	$1,685,708
Martha’s Vineyard Land Bank, (BAM), 5.00%, 5/1/23	425	521,092
Massachusetts, Special Obligation, (AGM), 5.50%, 6/1/21	1,600	1,945,584
Massachusetts, Special Obligation, Dedicated Tax Revenue, (NPFG), 5.50%, 1/1/29	500	666,115

		$4,818,499

Insured – Transportation — 1.1%
Massachusetts Turnpike Authority, Metropolitan Highway System, (NPFG), 0.00%, 1/1/22	$710	$644,701

		$644,701

Insured – Water and Sewer — 2.0%
Massachusetts Water Resources Authority, (AGM), 5.50%, 8/1/22	$1,000	$1,256,150

		$1,256,150

Other Revenue — 2.7%
Massachusetts Health and Educational Facilities Authority, (Isabella Stewart Gardner Museum), 5.00%, 5/1/23	$1,000	$1,122,450
Massachusetts Health and Educational Facilities Authority, (Woods Hole Oceanographic), 5.25%, 6/1/18	500	548,810

		$1,671,260

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care — 0.8%
Massachusetts Development Finance Agency, (Carleton-Willard Village), 5.25%, 12/1/25	$275	$306,034
Massachusetts Development Finance Agency, (North Hill Communities), 4.50%, 11/15/18(3)	100	100,101
Massachusetts Development Finance Agency, (Volunteers of America), 5.00%, 11/1/17(3)	100	102,148

		$508,283

Special Tax Revenue — 4.4%
Massachusetts Bay Transportation Authority, 5.25%, 7/1/26	$1,280	$1,671,398
Massachusetts Bay Transportation Authority, Sales Tax, 5.25%, 7/1/16	1,000	1,012,250

		$2,683,648

Student Loan — 0.9%
Massachusetts Educational Financing Authority, (AMT), 5.00%, 1/1/20	$500	$555,065

		$555,065

Transportation — 4.8%
Massachusetts Department of Transportation, (Metropolitan Highway System Revenue), 5.00%, 1/1/20	$500	$570,250
Massachusetts Port Authority, 5.00%, 7/1/26	1,000	1,207,060
Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority, 5.00%, 3/1/22	1,000	1,211,120

		$2,988,430

Total Tax-Exempt Municipal Securities — 94.6% (identified cost $53,422,270)		$58,460,123

Taxable Municipal Securities — 2.7%

Security	Principal Amount (000’s omitted)	Value

Education — 1.9%
University of Massachusetts Building Authority, 2.108%, 11/1/19	$1,100	$1,133,473

		$1,133,473

11	See Notes to Financial Statements.

Eaton Vance

Massachusetts Limited Maturity Municipal Income Fund

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Student Loan — 0.8%
Massachusetts Educational Financing Authority, 3.875%, 7/1/23	$500	$513,830

		$513,830

Total Taxable Municipal Securities — 2.7% (identified cost $1,599,757)		$1,647,303

Total Investments — 97.3% (identified cost $55,022,027)		$60,107,426

Other Assets, Less Liabilities — 2.7%		$1,660,456

Net Assets — 100.0%		$61,767,882

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

The Fund invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2016, 24.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.9% to 13.6% of total investments.

(1)	When-issued security.

(2)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2016, the aggregate value of these securities is $704,564 or 1.1% of the Fund’s net assets.

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BAM	–	Build America Mutual Assurance Co.
FGIC	–	Financial Guaranty Insurance Company
NPFG	–	National Public Finance Guaranty Corp.

12	See Notes to Financial Statements.

Eaton Vance

New York Limited Maturity Municipal Income Fund

March 31, 2016

Portfolio of Investments

Tax-Exempt Investments — 98.8%

Security	Principal Amount (000’s omitted)	Value

Bond Bank — 1.2%
New York Environmental Facilities Corp., Clean Water and Drinking Water, (Municipal Water Finance), 5.00%, 6/15/20	$1,000	$1,009,850

		$1,009,850

Cogeneration — 0.5%
Suffolk County Industrial Development Agency, (Nissequogue Cogeneration Partners Facility), (AMT), 5.50%, 1/1/23	$470	$470,150

		$470,150

Education — 11.6%
Build NYC Resource Corp., (Ethical Culture Fieldston School), 5.00%, 6/1/23	$200	$241,146
Hempstead Local Development Corp., (Hofstra University), 5.00%, 7/1/23	200	241,730
Monroe County Industrial Development Corp. (St. John Fisher College), 5.00%, 6/1/21	930	1,071,211
New York Dormitory Authority, (Columbia University), 5.00%, 10/1/22	1,155	1,426,217
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/23	1,500	1,741,560
New York Dormitory Authority, (Culinary Institute of America), 5.00%, 7/1/23	350	406,301
New York Dormitory Authority, (Genesee Valley BOCES), 5.00%, 8/15/25(1)	315	395,675
New York Dormitory Authority, (Hamilton College), 5.00%, 7/1/21	455	541,941
New York Dormitory Authority, (Icahn School of Medicine at Mount Sinai), 5.00%, 7/1/21	1,000	1,166,960
New York Dormitory Authority, (State University Educational Facilities), Prerefunded to 7/1/18, 5.00%, 7/1/20	1,500	1,638,945
New York Dormitory Authority, (Third Generation Resolution), 5.00%, 5/15/26	375	450,690
Oneida County Local Development Corp., (Hamilton College), 5.00%, 7/1/25	180	221,805
Rensselaer County Industrial Development Agency, (Emma Willard School), 5.00%, 1/1/20	535	605,112

		$10,149,293

Electric Utilities — 1.4%
Utility Debt Securitization Authority, 5.00%, 6/15/26	$1,000	$1,243,010

		$1,243,010

Escrowed / Prerefunded — 3.3%
New York City Municipal Water Finance Authority, (Water and Sewer System), Prerefunded to 6/15/18, 5.00%, 6/15/21	$450	$492,273

Security	Principal Amount (000’s omitted)	Value

Escrowed / Prerefunded (continued)
New York Dormitory Authority, (NYU Hospital Center), Prerefunded to 7/1/17, 5.25%, 7/1/24	$280	$293,143
Onondaga Civic Development Corp., (St. Joseph’s Hospital Health Center), Escrowed to Maturity, 5.00%, 7/1/17	750	789,428
Triborough Bridge and Tunnel Authority, Escrowed to Maturity, 5.00%, 1/1/20	1,170	1,298,302

		$2,873,146

General Obligations — 7.9%
Haverstraw-Stony Point Central School District, 4.50%, 5/1/26	$1,010	$1,152,713
Livingston County, 4.50%, 5/1/23	500	587,860
New Rochelle, 5.00%, 3/15/24	1,500	1,806,795
New York, 5.00%, 3/1/24	1,000	1,247,870
New York City, 5.00%, 8/1/24	1,600	1,856,576
Saratoga Springs, 5.00%, 2/15/22	200	242,462

		$6,894,276

Hospital — 7.4%
Albany Capital Resource Corp., (Albany College of Pharmacy), 4.00%, 12/1/21	$200	$222,098
Monroe County Industrial Development Corp., (Rochester General Hospital), 4.00%, 12/1/22	820	922,500
Nassau County Local Economic Assistance and Financing Corp., (Catholic Health Services of Long Island), 5.00%, 7/1/22	1,000	1,156,080
Nassau County Local Economic Assistance Corp., (Catholic Health Services of Long Island), 5.00%, 7/1/23	500	600,015
New York City Health and Hospitals Corp., 5.50%, 2/15/19	1,000	1,087,350
New York Dormitory Authority, (NYU Hospital Center), 5.00%, 7/1/20	740	848,706
New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/23(2)	400	453,828
New York Dormitory Authority, (Orange Regional Medical Center), 5.00%, 12/1/24(2)	600	682,614
Saratoga County Industrial Development Agency, (Saratoga Hospital), 5.00%, 12/1/17	485	504,919

		$6,478,110

Housing — 1.2%
New York Housing Finance Agency, (Affordable Housing), (AMT), 5.05%, 11/1/22	$1,000	$1,037,550

		$1,037,550

Industrial Development Revenue — 2.4%
New York Energy Research and Development Authority, (New York Electric and Gas Corp.), 2.00% to 5/1/20 (Put Date), 6/1/29	$1,000	$1,017,600

13	See Notes to Financial Statements.

Eaton Vance

New York Limited Maturity Municipal Income Fund

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Industrial Development Revenue (continued)
New York Environmental Facilities Corp., (Casella Waste Systems, Inc.), (AMT), 3.75% to 12/2/19 (Put Date), 12/1/44(2)	$500	$511,260
Niagara Area Development Corp., (Covanta Energy), 4.00%, 11/1/24(2)	550	563,024

		$2,091,884

Insured – Education — 8.2%
New York Dormitory Authority, (City University), (AMBAC), 5.625%, 7/1/16	$385	$389,770
New York Dormitory Authority, (Educational Housing Services), (AMBAC), 5.25%, 7/1/20	1,420	1,611,431
New York Dormitory Authority, (New York University), (AMBAC), 5.50%, 7/1/19	1,000	1,139,390
New York Dormitory Authority, (Rochester Institute of Technology), (AMBAC), 5.25%, 7/1/21	1,085	1,285,432
New York Dormitory Authority, (St. John’s University), (NPFG), 5.25%, 7/1/21	1,455	1,747,775
New York Dormitory Authority, (State University Educational Facilities), (AGM), 5.75%, 5/15/17	1,000	1,057,110

		$7,230,908

Insured – Electric Utilities — 3.6%
Long Island Power Authority, Electric Systems Revenue, (NPFG), 5.00%, 12/1/22	$1,000	$1,029,750
Puerto Rico Electric Power Authority, (NPFG), 5.25%, 7/1/29	2,050	2,101,066

		$3,130,816

Insured – Escrowed / Prerefunded — 1.4%
New York Dormitory Authority, (Master BOCES Program-Oneida Herkimer Madison), (AGM), Prerefunded to 8/15/18, 5.25%, 8/15/20	$1,000	$1,104,920
Niagara County Industrial Development Agency, (Niagara University), (AMBAC), Escrowed to Maturity, 5.25%, 10/1/18	155	164,328

		$1,269,248

Insured – General Obligations — 3.5%
Albany City School District, (BAM), 5.00%, 6/15/23	$100	$122,635
Monroe County Industrial Development Corp., (Monroe Community College Association, Inc.), (AGM), 5.00%, 1/15/21	1,040	1,180,525
Mount Vernon School District, (AGM), 4.50%, 8/15/23	500	570,305
Mount Vernon School District, (AGM), 5.00%, 8/15/24	735	875,576
Rockland County, (AGM), 5.00%, 3/1/23	250	298,912

		$3,047,953

Security	Principal Amount (000’s omitted)	Value

Insured – Hospital — 1.9%
New York Dormitory Authority, (Memorial Sloan Kettering Cancer Center), (NPFG), 5.50%, 7/1/17	$1,600	$1,695,184

		$1,695,184

Insured – Special Tax Revenue — 5.6%
New York Thruway Authority, Miscellaneous Tax Revenue, (AMBAC), 5.50%, 4/1/20	$2,235	$2,625,991
New York Urban Development Corp., Personal Income Tax, (AMBAC), 5.50%, 3/15/19	2,000	2,263,580

		$4,889,571

Insured – Transportation — 2.4%
Metropolitan Transportation Authority, (AMBAC), 5.50%, 11/15/18	$1,000	$1,121,160
Monroe County Airport Authority, (NPFG), (AMT), 5.875%, 1/1/17	1,000	1,028,130

		$2,149,290

Lease Revenue / Certificates of Participation — 0.6%
New York Urban Development Corp., 5.00%, 1/1/18	$500	$536,960

		$536,960

Other Revenue — 5.9%
Brooklyn Arena Local Development Corp., (Brooklyn Center), 5.75%, 7/15/16	$750	$760,252
Build NYC Resource Corp., (YMCA of Greater New York), 5.00%, 8/1/23	200	237,196
New York City Transitional Finance Authority, (Building Aid), 5.25%, 1/15/27	1,000	1,121,750
New York City Transitional Finance Authority, (Building Aid), 6.00%, 7/15/33	540	601,954
New York City Trust for Cultural Resources, (Museum of Modern Art), 5.00%, 4/1/26	2,030	2,240,085
New York Dormitory Authority, (Smithtown Special Library District), 5.00%, 7/1/27	200	253,446

		$5,214,683

Senior Living / Life Care — 5.1%
Buffalo and Erie County Industrial Land Development Corp., (Orchard Park CCRC, Inc.), 5.00%, 11/15/23	$1,455	$1,680,467
New York Dormitory Authority, (Miriam Osborn Memorial Home Association), 5.00%, 7/1/24	750	815,617
Tompkins County Development Corp., (Kendal at Ithaca, Inc.), 3.25%, 7/1/22	750	745,440
Westchester County Local Development Corp., (Kendal on Hudson), 3.00%, 1/1/20	625	648,494

14	See Notes to Financial Statements.

Eaton Vance

New York Limited Maturity Municipal Income Fund

March 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Westchester County Local Development Corp., (Kendal on Hudson), 4.00%, 1/1/23	$500	$547,690

		$4,437,708

Solid Waste — 2.5%
Babylon Industrial Development Agency, (Covanta Babylon, Inc.), 5.00%, 1/1/19	$2,000	$2,207,820

		$2,207,820

Special Tax Revenue — 5.6%
New York City Transitional Finance Authority, (Future Tax), 5.00%, 5/1/24	$980	$1,104,166
New York City Transitional Finance Authority, (Future Tax), Prerefunded to 5/1/19, 5.00%, 5/1/24	920	1,035,994
New York Dormitory Authority, (Sales Tax), 5.00%, 3/15/22	1,000	1,213,800
New York Local Government Assistance Corp., 5.25%, 4/1/16(3)	1,540	1,540,000

		$4,893,960

Transportation — 11.9%
Metropolitan Transportation Authority, 5.00%, 11/15/21	$1,000	$1,069,550
New York Bridge Authority, 5.00%, 1/1/25	530	630,848
New York Bridge Authority, 5.00%, 1/1/26	1,000	1,184,230
New York Thruway Authority, 5.00%, 1/1/24	1,000	1,245,220
New York Transportation Development Corp., (Terminal One Group Association, L.P.), (AMT), 5.00%, 1/1/22	500	588,510
Niagara Falls Bridge Commission, 5.00%, 10/1/21	275	329,202
Niagara Frontier Transportation Authority, (Buffalo Niagara International Airport), (AMT), 5.00%, 4/1/21	1,280	1,467,277
Niagara Frontier Transportation Authority, (Buffalo Niagara International Airport), (AMT), 5.00%, 4/1/24	795	936,415
Port Authority of New York and New Jersey, (AMT), 5.25%, 9/15/23	1,000	1,079,330
Triborough Bridge and Tunnel Authority, 5.00%, 11/15/21	1,575	1,896,820

		$10,427,402

Water and Sewer — 3.7%
Erie County Water Authority, 5.00%, 12/1/18	$1,000	$1,106,750
New York City Municipal Water Finance Authority, (Water and Sewer System), 5.00%, 6/15/21	1,980	2,168,912

		$3,275,662

Total Tax-Exempt Investments — 98.8% (identified cost $80,884,344)		$86,654,434

Miscellaneous — 0.5%

Security	Units	Value

Real Estate — 0.5%
CMS Liquidating Trust(2)(4)(5)	150	$407,191

Total Miscellaneous — 0.5% (identified cost $480,000)		$407,191

Total Investments — 99.3% (identified cost $81,364,344)		$87,061,625

Other Assets, Less Liabilities — 0.7%		$588,504

Net Assets — 100.0%		$87,650,129

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2016, 26.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.1% to 12.2% of total investments.

(1)	When-issued security.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At March 31, 2016, the aggregate value of these securities is $2,617,917 or 3.0% of the Fund’s net assets.

(3)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(4)	Non-income producing security.

(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

Abbreviations:

AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BAM	–	Build America Mutual Assurance Co.
NPFG	–	National Public Finance Guaranty Corp.

15	See Notes to Financial Statements.

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Statements of Assets and Liabilities

	March 31, 2016
Assets	Massachusetts Limited Fund	New York Limited Fund
Investments —
Identified cost	$55,022,027	$81,364,344
Unrealized appreciation	5,085,399	5,697,281
Investments, at value	$60,107,426	$87,061,625
Cash	$1,492,372	$163,715
Interest receivable	673,083	1,099,188
Receivable for Fund shares sold	6,899	77,002
Total assets	$62,279,780	$88,401,530

Liabilities
Payable for when-issued securities	$214,011	$392,090
Payable for Fund shares redeemed	162,665	189,365
Distributions payable	40,256	42,053
Payable to affiliates:
Investment adviser fee	20,738	29,865
Distribution and service fees	12,432	26,145
Accrued expenses	61,796	71,883
Total liabilities	$511,898	$751,401
Net Assets	$61,767,882	$87,650,129

Sources of Net Assets
Paid-in capital	$60,776,454	$89,063,879
Accumulated net realized loss	(4,082,141)	(7,083,764)
Accumulated distributions in excess of net investment income	(11,830)	(27,267)
Net unrealized appreciation	5,085,399	5,697,281
Net Assets	$61,767,882	$87,650,129

Class A Shares
Net Assets	$35,440,953	$47,737,790
Shares Outstanding	3,521,795	4,731,763
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.06	$10.09
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$10.29	$10.32

Class C Shares
Net Assets	$10,395,944	$26,311,582
Shares Outstanding	1,078,502	2,743,027
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.64	$9.59

Class I Shares
Net Assets	$15,930,985	$13,600,757
Shares Outstanding	1,583,185	1,348,013
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.06	$10.09

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

16	See Notes to Financial Statements.

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Statements of Operations

	Year Ended March 31, 2016
Investment Income	Massachusetts Limited Fund	New York Limited Fund
Interest	$2,144,540	$3,148,787
Total investment income	$2,144,540	$3,148,787

Expenses
Investment adviser fee	$252,207	$364,655
Distribution and service fees
Class A	56,107	75,126
Class B	—	251
Class C	93,745	236,563
Trustees’ fees and expenses	3,924	5,424
Custodian fee	28,949	34,650
Transfer and dividend disbursing agent fees	24,158	38,129
Legal and accounting services	42,999	52,800
Printing and postage	10,278	16,926
Registration fees	6,883	5,804
Miscellaneous	19,096	21,968
Total expenses	$538,346	$852,296
Deduct —
Reduction of custodian fee	$79	$303
Total expense reductions	$79	$303

Net expenses	$538,267	$851,993

Net investment income	$1,606,273	$2,296,794

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(21,742)	$18,194
Net realized gain (loss)	$(21,742)	$18,194
Change in unrealized appreciation (depreciation) —
Investments	$106,283	$(164,150)
Net change in unrealized appreciation (depreciation)	$106,283	$(164,150)

Net realized and unrealized gain (loss)	$84,541	$(145,956)

Net increase in net assets from operations	$1,690,814	$2,150,838

17	See Notes to Financial Statements.

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Statements of Changes in Net Assets

	Year Ended March 31, 2016
Increase (Decrease) in Net Assets	Massachusetts Limited Fund	New York Limited Fund
From operations —
Net investment income	$1,606,273	$2,296,794
Net realized gain (loss) from investment transactions	(21,742)	18,194
Net change in unrealized appreciation (depreciation) from investments	106,283	(164,150)
Net increase in net assets from operations	$1,690,814	$2,150,838
Distributions to shareholders —
From net investment income
Class A	$(980,272)	$(1,358,990)
Class B	—	(559)
Class C	(194,310)	(514,954)
Class I	(413,733)	(397,530)
Total distributions to shareholders	$(1,588,315)	$(2,272,033)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$3,398,382	$4,371,678
Class B	—	57
Class C	710,813	5,327,646
Class I	5,278,141	7,609,253
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	881,082	1,173,307
Class B	—	406
Class C	153,990	379,319
Class I	66,298	245,416
Cost of shares redeemed
Class A	(11,912,332)	(9,208,811)
Class B	—	(48,521)
Class C	(1,527,580)	(5,697,067)
Class I	(3,165,393)	(6,386,042)
Net asset value of shares exchanged
Class A	—	43,596
Class B	—	(43,596)
Net asset value of shares merged*
Class A	—	11,290
Class B	—	(11,290)
Net decrease in net assets from Fund share transactions	$(6,116,599)	$(2,233,359)

Net decrease in net assets	$(6,014,100)	$(2,354,554)

Net Assets
At beginning of year	$67,781,982	$90,004,683
At end of year	$61,767,882	$87,650,129

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(11,830)	$(27,267)

*	At the close of business on July 27, 2015, Class B shares of New York Limited Fund were merged into Class A shares.

18	See Notes to Financial Statements.

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Statements of Changes in Net Assets — continued

	Year Ended March 31, 2015
Increase (Decrease) in Net Assets	Massachusetts Limited Fund	New York Limited Fund
From operations —
Net investment income	$1,680,408	$2,344,132
Net realized loss from investment transactions and financial futures contracts	(284,243)	(466,658)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	1,088,172	1,078,180
Net increase in net assets from operations	$2,484,337	$2,955,654
Distributions to shareholders —
From net investment income
Class A	$(1,110,821)	$(1,490,318)
Class B	—	(4,647)
Class C	(216,425)	(551,240)
Class I	(335,441)	(274,137)
Total distributions to shareholders	$(1,662,687)	$(2,320,342)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$7,307,954	$6,187,974
Class B	—	40,799
Class C	1,381,327	4,476,739
Class I	4,831,574	7,397,089
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	995,859	1,327,570
Class B	—	3,023
Class C	172,259	430,490
Class I	37,355	177,370
Cost of shares redeemed
Class A	(5,370,381)	(8,881,801)
Class B	—	(106,560)
Class C	(1,819,160)	(4,539,936)
Class I	(1,559,435)	(1,726,431)
Net asset value of shares exchanged
Class A	—	69,694
Class B	—	(69,694)
Net increase in net assets from Fund share transactions	$5,977,352	$4,786,326

Net increase in net assets	$6,799,002	$5,421,638

Net Assets
At beginning of year	$60,982,980	$84,583,045
At end of year	$67,781,982	$90,004,683

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(11,831)	$(27,266)

19	See Notes to Financial Statements.

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Financial Highlights

	Massachusetts Limited Fund — Class A
	Year Ended March 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$10.030	$9.900	$10.270	$10.240	$9.850

Income (Loss) From Operations
Net investment income(1)	$0.264	$0.271	$0.289	$0.290	$0.331
Net realized and unrealized gain (loss)	0.027	0.128	(0.372)	0.028	0.390

Total income (loss) from operations	$0.291	$0.399	$(0.083)	$0.318	$0.721

Less Distributions
From net investment income	$(0.261)	$(0.269)	$(0.287)	$(0.288)	$(0.331)

Total distributions	$(0.261)	$(0.269)	$(0.287)	$(0.288)	$(0.331)

Net asset value — End of year	$10.060	$10.030	$9.900	$10.270	$10.240

Total Return(2)	2.95%	4.06%	(0.77)%	3.13%	7.43%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$35,441	$43,069	$39,604	$42,208	$43,283
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.77%	0.77%	0.78%	0.79%	0.82%
Net investment income	2.65%	2.71%	2.91%	2.80%	3.27%
Portfolio Turnover	9%	4%	8%	7%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

20	See Notes to Financial Statements.

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Financial Highlights — continued

	Massachusetts Limited Fund — Class C
	Year Ended March 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$9.610	$9.480	$9.840	$9.810	$9.430

Income (Loss) From Operations
Net investment income(1)	$0.181	$0.188	$0.206	$0.204	$0.245
Net realized and unrealized gain (loss)	0.027	0.127	(0.362)	0.028	0.379

Total income (loss) from operations	$0.208	$0.315	$(0.156)	$0.232	$0.624

Less Distributions
From net investment income	$(0.178)	$(0.185)	$(0.204)	$(0.202)	$(0.244)

Total distributions	$(0.178)	$(0.185)	$(0.204)	$(0.202)	$(0.244)

Net asset value — End of year	$9.640	$9.610	$9.480	$9.840	$9.810

Total Return(2)	2.20%	3.34%	(1.57)%	2.37%	6.71%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,396	$11,036	$11,152	$12,845	$12,647
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.52%	1.52%	1.53%	1.54%	1.57%
Net investment income	1.89%	1.96%	2.16%	2.05%	2.52%
Portfolio Turnover	9%	4%	8%	7%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

21	See Notes to Financial Statements.

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Financial Highlights — continued

	Massachusetts Limited Fund — Class I
	Year Ended March 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$10.030	$9.900	$10.270	$10.240	$9.850

Income (Loss) From Operations
Net investment income	$0.278 (1)	$0.286 (1)	$0.304 (1)	$0.305	$0.346
Net realized and unrealized gain (loss)	0.027	0.128	(0.372)	0.029	0.390

Total income (loss) from operations	$0.305	$0.414	$(0.068)	$0.334	$0.736

Less Distributions
From net investment income	$(0.275)	$(0.284)	$(0.302)	$(0.304)	$(0.346)

Total distributions	$(0.275)	$(0.284)	$(0.302)	$(0.304)	$(0.346)

Net asset value — End of year	$10.060	$10.030	$9.900	$10.270	$10.240

Total Return(2)	3.10%	4.21%	(0.62)%	3.28%	7.59%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$15,931	$13,677	$10,227	$10,587	$6,050
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.62%	0.62%	0.63%	0.64%	0.66%
Net investment income	2.79%	2.85%	3.07%	2.93%	3.02%
Portfolio Turnover	9%	4%	8%	7%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

22	See Notes to Financial Statements.

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Financial Highlights — continued

	New York Limited Fund — Class A
	Year Ended March 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$10.110	$10.030	$10.410	$10.350	$9.980

Income (Loss) From Operations
Net investment income(1)	$0.275	$0.295	$0.307	$0.316	$0.344
Net realized and unrealized gain (loss)	(0.023)	0.077	(0.382)	0.058	0.372

Total income (loss) from operations	$0.252	$0.372	$(0.075)	$0.374	$0.716

Less Distributions
From net investment income	$(0.272)	$(0.292)	$(0.305)	$(0.314)	$(0.346)

Total distributions	$(0.272)	$(0.292)	$(0.305)	$(0.314)	$(0.346)

Net asset value — End of year	$10.090	$10.110	$10.030	$10.410	$10.350

Total Return(2)	2.54%	3.74%	(0.69)%	3.65%	7.30%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$47,738	$51,458	$52,346	$59,142	$56,993
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.75%	0.77%	0.76%	0.77%	0.78%
Net investment income	2.74%	2.91%	3.05%	3.02%	3.36%
Portfolio Turnover	9%	8%	15%	9%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

23	See Notes to Financial Statements.

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Financial Highlights — continued

	New York Limited Fund — Class C
	Year Ended March 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$9.610	$9.540	$9.900	$9.840	$9.490

Income (Loss) From Operations
Net investment income(1)	$0.190	$0.208	$0.220	$0.226	$0.254
Net realized and unrealized gain (loss)	(0.023)	0.067	(0.362)	0.058	0.352

Total income (loss) from operations	$0.167	$0.275	$(0.142)	$0.284	$0.606

Less Distributions
From net investment income	$(0.187)	$(0.205)	$(0.218)	$(0.224)	$(0.256)

Total distributions	$(0.187)	$(0.205)	$(0.218)	$(0.224)	$(0.256)

Net asset value — End of year	$9.590	$9.610	$9.540	$9.900	$9.840

Total Return(2)	1.77%	2.90%	(1.42)%	2.91%	6.47%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$26,312	$26,342	$25,778	$28,137	$25,823
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.50%	1.52%	1.51%	1.52%	1.53%
Net investment income	1.99%	2.16%	2.29%	2.27%	2.61%
Portfolio Turnover	9%	8%	15%	9%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

24	See Notes to Financial Statements.

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Financial Highlights — continued

	New York Limited Fund — Class I
	Year Ended March 31,
	2016	2015	2014	2013	2012
Net asset value — Beginning of year	$10.110	$10.030	$10.410	$10.350	$9.970

Income (Loss) From Operations
Net investment income	$0.290 (1)	$0.308 (1)	$0.323 (1)	$0.331	$0.364
Net realized and unrealized gain (loss)	(0.023)	0.079	(0.383)	0.059	0.378

Total income (loss) from operations	$0.267	$0.387	$(0.060)	$0.390	$0.742

Less Distributions
From net investment income	$(0.287)	$(0.307)	$(0.320)	$(0.330)	$(0.362)

Total distributions	$(0.287)	$(0.307)	$(0.320)	$(0.330)	$(0.362)

Net asset value — End of year	$10.090	$10.110	$10.030	$10.410	$10.350

Total Return(2)	2.70%	3.89%	(0.54)%	3.80%	7.56%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$13,601	$12,101	$6,225	$7,653	$4,342
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.60%	0.62%	0.61%	0.62%	0.63%
Net investment income	2.89%	3.04%	3.20%	3.16%	3.41%
Portfolio Turnover	9%	8%	15%	9%	12%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

25	See Notes to Financial Statements.

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Investment Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of four funds, two of which, each non-diversified, are included in these financial statements. They include Eaton Vance Massachusetts Limited Maturity Municipal Income Fund (Massachusetts Limited Fund) and Eaton Vance New York Limited Maturity Municipal Income Fund (New York Limited Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds’ investment objective is to provide current income exempt from regular federal income tax and from particular state or local income or other taxes, as applicable. The Funds offer three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. The New York Limited Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares held for the longer of (i) four years or (ii) the time at which the contingent deferred sales charge applicable to such shares expired automatically converted to Class A shares as described in the Funds’ prospectus. At the close of business on July 27, 2015, the New York Limited Fund’s Class B shares were merged into Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that a Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in non-taxable municipal securities, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of March 31, 2016, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

26

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Distributions to Shareholders and Income Tax Information

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended March 31, 2016 and March 31, 2015 was as follows:

	Year Ended March 31, 2016
	Massachusetts Limited Fund	New York Limited Fund

Distributions declared from:
Tax-exempt income	$1,566,142	$2,272,033
Ordinary income	$22,173	$—

27

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Notes to Financial Statements — continued

	Year Ended March 31, 2015
	Massachusetts Limited Fund	New York Limited Fund

Distributions declared from:
Tax-exempt income	$1,654,610	$2,320,342
Ordinary income	$8,077	$—

During the year ended March 31, 2016, the following amounts were reclassified due to expired capital loss carryforwards and differences between book and tax accounting, primarily for accretion of market discount and premium amortization.

	Massachusetts Limited Fund	New York Limited Fund

Change in:
Paid-in capital	$(103,861)	$(394,181)
Accumulated net realized loss	$121,818	$418,943
Accumulated distributions in excess of net investment income	$(17,957)	$(24,762)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of March 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Massachusetts Limited Fund	New York Limited Fund
Undistributed tax-exempt income	$28,426	$14,786
Capital loss carryforwards and deferred capital losses	$(4,142,505)	$(7,198,449)
Net unrealized appreciation	$5,145,763	$5,811,966
Other temporary differences	$(40,256)	$(42,053)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to accretion of market discount, premium amortization, investments in partnerships and the timing of recognizing distributions to shareholders.

At March 31, 2016, the following Funds, for federal income tax purposes, had capital loss carryforwards and deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of a Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this

28

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Notes to Financial Statements — continued

ordering rule, capital loss carryforwards may be more likely to expire unused. The amounts and expiration dates of the capital loss carryforwards, whose character is short-term, and the amounts of the deferred capital losses are as follows:

Expiration Date	Massachusetts Limited Fund	New York Limited Fund

March 31, 2017	$1,158,951	$718,716
March 31, 2018	869,381	2,585,819
March 31, 2019	435,325	1,022,603

Total capital loss carryforwards	$2,463,657	$4,327,138

Deferred capital losses:
Short-term	$893,474	$1,386,746
Long-term	$785,374	$1,484,565

The cost and unrealized appreciation (depreciation) of investments of each Fund at March 31, 2016, as determined on a federal income tax basis, were as follows:

	Massachusetts Limited Fund	New York Limited Fund

Aggregate cost	$54,961,663	$81,249,659

Gross unrealized appreciation	$5,145,763	$5,889,531
Gross unrealized depreciation	—	(77,565)

Net unrealized appreciation	$5,145,763	$5,811,966

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) and is payable monthly. The annual asset rate and daily income rate are 0.30% and 3.00%, respectively, on average daily net assets of up to $500 million and at reduced rates on daily net assets of $500 million or more.

For the year ended March 31, 2016, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Massachusetts Limited Fund	New York Limited Fund

Investment Adviser Fee	$252,207	$364,655
Effective Annual Rate	0.40%	0.40%

EVM serves as the administrator of each Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM, which are included in

29

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Notes to Financial Statements — continued

transfer and dividend disbursing agent fees on the Statements of Operations, and Class A sales charges that the Funds were informed were received by EVD for the year ended March 31, 2016 were as follows:

	Massachusetts Limited Fund	New York Limited Fund

EVM’s Sub-Transfer Agent Fees	$2,184	$4,136
EVD’s Class A Sales Charges	$2,587	$6,236

Trustees and officers of the Funds who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.15% per annum of each Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended March 31, 2016 for Class A shares amounted to the following:

	Massachusetts Limited Fund	New York Limited Fund

Class A Distribution and Service Fees	$56,107	$75,126

Each Fund also has in effect a distribution plan for Class C shares (Class C Plan) and, prior to the close of business on July 27, 2015, Class B shares (Class B Plan) for New York Limited Fund, pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, each Fund pays/paid EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. For the year ended March 31, 2016, the Funds paid or accrued to EVD the following distribution fees:

	Massachusetts Limited Fund	New York Limited Fund

Class B Distribution Fees	$—	$209
Class C Distribution Fees	$78,121	$197,136

The Class B (prior to close of business on July 27, 2015 for New York Limited Fund) and Class C Plans also authorize the Funds to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.15% per annum of each Fund’s average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended March 31, 2016 amounted to the following:

	Massachusetts Limited Fund	New York Limited Fund

Class B Service Fees	$—	$42
Class C Service Fees	$15,624	$39,427

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 3% maximum sales charge as determined in accordance with such rule.

30

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and, prior to the close of business on July 27, 2015, on redemptions of Class B shares made within four years of purchase for the New York Limited Fund. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 3% in the case of redemptions in the first year after purchase, declining half a percentage point in the second and third year and one percentage point in the fourth year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended March 31, 2016, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

	Massachusetts Limited Fund	New York Limited Fund

Class A	$—	$—
Class B	$—	$—
Class C	$30	$2,000

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended March 31, 2016 were as follows:

	Massachusetts Limited Fund	New York Limited Fund

Purchases	$5,777,518	$10,633,814
Sales	$11,279,714	$7,491,950

7  Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

Massachusetts Limited Fund
	Year Ended March 31, 2016
	Class A	Class C	Class I

Sales	339,748	74,495	530,828
Issued to shareholders electing to receive payments of distributions in Fund shares	88,404	16,125	6,651
Redemptions	(1,199,533)	(160,653)	(317,701)

Net increase (decrease)	(771,381)	(70,033)	219,778

	Year Ended March 31, 2015
	Class A	Class C	Class I

Sales	729,234	144,106	482,275
Issued to shareholders electing to receive payments of distributions in Fund shares	99,263	17,930	3,721
Redemptions	(536,421)	(189,761)	(155,858)

Net increase (decrease)	292,076	(27,725)	330,138

31

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Notes to Financial Statements — continued

New York Limited Fund
	Year Ended March 31, 2016
	Class A	Class B(1)	Class C	Class I

Sales	434,990	6	558,966	758,855
Issued to shareholders electing to receive payments of distributions in Fund shares	116,887	40	39,739	24,445
Redemptions	(917,831)	(4,865)	(597,366)	(632,556)
Exchange from Class B shares	4,347	—	—	—
Exchange to Class A shares	—	(4,346)	—	—
Merger from Class B shares	1,130	—	—	—
Merger to Class A shares	—	(1,132)	—	—

Net increase (decrease)	(360,477)	(10,297)	1,339	150,744

	Year Ended March 31, 2015
	Class A	Class B	Class C	Class I

Sales	611,885	4,039	465,208	729,591
Issued to shareholders electing to receive payments of distributions in Fund shares	131,030	299	44,684	17,500
Redemptions	(876,924)	(10,511)	(471,562)	(170,401)
Exchange from Class B shares	6,885	—	—	—
Exchange to Class A shares	—	(6,892)	—	—

Net increase (decrease)	(127,124)	(13,065)	38,330	576,690

(1)	Offering of Class B shares of the New York Limited Fund was discontinued during the year ended March 31, 2016 (see Note 1).

8  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 2, 2016. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. The Funds did not have any significant borrowings or allocated fees during the year ended March 31, 2016.

9  Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At March 31, 2016, there were no obligations outstanding under these financial instruments.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

32

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2016, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

Massachusetts Limited Fund
Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$58,460,123	$—	$58,460,123
Taxable Municipal Securities	—	1,647,303	—	1,647,303

Total Investments	$—	$60,107,426	$—	$60,107,426

New York Limited Fund
Asset Description	Level 1	Level 2	Level 3*	Total

Tax-Exempt Investments	$—	$86,654,434	$—	$86,654,434
Miscellaneous	—	—	407,191	407,191

Total Investments	$—	$86,654,434	$407,191	$87,061,625

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended March 31, 2016 is not presented.

At March 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

11  Name Change

Effective April 25, 2016, the name of Eaton Vance New York Limited Maturity Municipal Income Fund was changed to Eaton Vance New York Municipal Opportunities Fund and its investment objective was changed to seek to maximize after-tax total return.

33

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Investment Trust and Shareholders of Eaton Vance Massachusetts Limited Maturity Municipal Income Fund and Eaton Vance New York Limited Maturity Municipal Income Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance Massachusetts Limited Maturity Municipal Income Fund and Eaton Vance New York Limited Maturity Municipal Income Fund (collectively, the “Funds”) (certain of the funds constituting Eaton Vance Investment Trust), including the portfolios of investments, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Massachusetts Limited Maturity Municipal Income Fund and Eaton Vance New York Limited Maturity Municipal Income Fund as of March 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 18, 2016

34

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended March 31, 2016, the Funds designate the following percentages of distributions from net investment income as exempt-interest dividends:

Massachusetts Limited Maturity Municipal Income Fund	98.60%
New York Limited Maturity Municipal Income Fund	100.00%

35

Eaton Vance

Limited Maturity Municipal Income Funds

March 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Funds’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 180 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm)
(1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Vice-Chairperson of the Board and Trustee	2016 (Vice- Chairperson) and 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm)
(2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

36

Eaton Vance

Limited Maturity Municipal Income Funds

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Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Trustee	2007 (Chairperson) and 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director,
W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

37

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

38

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

442    3.31.16

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Floating-Rate Municipal Income Fund, Eaton Vance Massachusetts Limited Maturity Municipal Income Fund, Eaton Vance National Limited Maturity Municipal Income Fund and Eaton Vance New York Municipal Opportunities Fund (formerly, Eaton Vance New York Limited Maturity Municipal Income Fund) (the “Fund(s)”) are the series of Eaton Vance Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 4 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended March 31, 2015 and March 31, 2016 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during those periods.

Eaton Vance Floating-Rate Municipal Income Fund

Fiscal Years Ended	03/31/15	03/31/16
Audit Fees	$31,200	$32,125
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,800	$8,807
All Other Fees(3)	$0	$0

Total	$42,000	$40,932

Eaton Vance Massachusetts Limited Maturity Municipal Income Fund

Fiscal Years Ended	03/31/15	03/31/16
Audit Fees	$33,030	$33,630
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,050	$8,807
All Other Fees(3)	$0	$0

Total	$42,080	$42,437

Eaton Vance National Limited Maturity Municipal Income Fund

Fiscal Years Ended	03/31/15	03/31/16
Audit Fees	$54,950	$58,925
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,480	$11,309
All Other Fees(3)	$0	$0

Total	$66,430	$70,234

Eaton Vance New York Municipal Opportunities Fund (formerly, Eaton Vance New York Limited Maturity Municipal Income Fund)

Fiscal Years Ended	03/31/15	03/31/16
Audit Fees	$36,580	$37,280
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,250	$9,013
All Other Fees(3)	0	$0

Total	$45,830	$46,293

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The Funds comprised all of the series of the Trust at 3/31/2016, and have the same fiscal year end (March 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	03/31/15	03/31/16
Audit Fees	$155,760	$161,960
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$40,580	$37,936
All Other Fees(3)	$0	$0

Total	$196,340	$199,896

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees. Includes consent fee for N-14 registration statements related to fund mergers.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The Trust’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the Trust’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the Trust’s audit committee at least annually. The Trust’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the Trust’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Funds in the Trust by D&T for the last two fiscal years of each Fund; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last two fiscal years of each Fund.

Fiscal Years Ended	03/31/15	03/31/16
Registrant(1)	$40,580	$37,936
Eaton Vance(2)	$76,000	$56,434

(1)	Includes all of the Funds of the Trust.
(2)	The investment adviser to the Funds, as well as any of its affiliates that provide ongoing services to the Funds, are subsidiaries of Eaton Vance Corp.

(h) The Trust’s audit committee has considered whether the provision by the Trust’s principal accountant of non-audit services to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics.

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Investment Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	May 16, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	May 16, 2016

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	May 16, 2016